Exhibit 99.2
CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
September 30, 2010
(unaudited)
Cedar Shopping Centers, Inc.
44 South Bayles Avenue
Port Washington, NY 11050-3765
Tel: (516) 767-6492 Fax: (516) 767-6497
www.cedarshoppingcenters.com

CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
September 30, 2010
(unaudited)
TABLE OF CONTENTS

Disclosures	3-4
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
Consolidated Statements of Cash Flows	7
Funds From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”), Funds Available For Distribution (“FAD”) and Other Financial Information	8
Summary Financial Data:
Operating Results	9
Capitalization	10
Same Property Analysis	12
Leasing Activity and Occupancy Statistics	13
Tenant and State Concentrations	14
Lease Expirations	15
Properties:
Description	16-21
Carrying Value, Percent Occupied and Base Rent Per Leased Sq. Ft	22-24
Debt Summary	25-27
Joint Venture Properties Managed by Cedar	28-31

CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
September 30, 2010
(unaudited)
Disclosures
Forward Looking Statements
Statements made or incorporated by reference in this Supplemental Financial Information include certain “forward-looking statements”. Forward-looking statements include, without limitation, statements containing the words “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import which express the Company’s beliefs, expectations or intentions regarding future performance or future events or trends. While forward-looking statements reflect good faith beliefs, expectations, or intentions, they are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements as a result of factors outside of the Company’s control. Certain factors that might cause such differences include, but are not limited to, the following: real estate investment considerations, such as the effect of economic and other conditions in general and in the Company’s market areas in particular; the financial viability of the Company’s tenants (including an inability to pay rent, filing for bankruptcy protection, closing stores and/or vacating the premises); the continuing availability of acquisition, development and redevelopment opportunities, on favorable terms; the availability of equity and debt capital (including the availability of construction financing) in the public and private markets; the availability of suitable joint venture partners and potential purchasers of the Company’s properties if offered for sale; the ability of the Company’s joint venture partners to fund their respective shares of property acquisitions, tenant improvements and capital expenditures; changes in interest rates; the fact that returns from acquisition, development and redevelopment activities may not be at expected levels or at expected times; risks inherent in ongoing development and redevelopment projects including, but not limited to, cost overruns resulting from weather delays, changes in the nature and scope of development and redevelopment efforts, changes in governmental regulations relating thereto, and market factors involved in the pricing of material and labor; the need to renew leases or re-let space upon the expiration or termination of current leases and incur applicable required replacement costs; and the financial flexibility of the Company and its joint venture partners to repay or refinance debt obligations when due and to fund tenant improvements and capital expenditures.
Basis of Presentation
The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). The information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2009 (as amended in Form 10-K/A) and Form 10-Q for the quarter ended September 30, 2010.
Cedar Shopping Centers Partnership, L.P. (the “Operating Partnership” or “OP”) is the entity through which the Company conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. At September 30, 2010, the Company owned a 97.7% economic interest in, and is the sole general partner of, the Operating Partnership. The limited partners’ interest in the Operating Partnership is evidenced by Operating Partnership Units (“OP Units”), which are economically equivalent to shares of the Company’s common stock and convertible into shares of the Company’s common stock at the option of the holders on a one-for-one basis.

The Company’s 104,000 sq. ft. Long Reach Village Shopping Center, located in Columbia, Maryland, has been treated as “held for sale” as of June 30, 2010. For all periods presented, the carrying values of the property’s assets and liabilities, principally the net book value of its real estate and mortgage loan payable, have been classified as “held for sale” on the balance sheets, and the property’s results of operations have been classified as “discontinued operations”.
Use of Non-GAAP Financial Measures — Funds From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”), Funds Available for Distribution (“FAD”), and Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”)
FFO, AFFO and FAD are widely-recognized non-GAAP financial measures for REITs that the Company believes, when considered with financial statements determined in accordance with GAAP, are useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO, AFFO and FAD are useful to investors as they capture features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, AFFO and FAD, along with GAAP net income, when trying to understand an equity REIT’s operating performance. The Company presents FFO, AFFO and FAD because the Company considers them important supplemental measures of its operating performance and believes that they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Among other things, the Company uses FFO or an adjusted FFO-based measure (1) as a criterion to determine performance-based bonuses for members of senior management, (2) in performance comparisons with other shopping center REITs, and (3) to measure compliance with certain financial covenants under the terms of the Company’s secured revolving credit facilities.
The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to the Company’s common shareholders (determined in accordance with GAAP), excluding gains or losses from debt restructurings and sales of properties, plus real estate-related depreciation and amortization, and after adjustments for partnerships and joint ventures (which are computed to reflect FFO on the same basis). The Company calculates (a) AFFO by further adjusting FFO to exclude the pro rata share of straight-line rents, amortization of intangible lease liabilities, non-real estate amortization, and stock-based compensation included in operations, and (b) FAD by further adjusting AFFO to exclude routine capital expenditures and scheduled debt amortization payments.
FFO, AFFO and FAD do not represent cash generated from operating activities and should not be considered as alternatives to net income attributable to the Company’s common shareholders or to cash flow from operating activities. FFO, AFFO and FAD are not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO, AFFO and FAD are measures used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computations of FFO, AFFO and FAD may vary from one company to another.
EBITDA is another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements determined in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by adjusting income from continuing operations (determined in accordance with GAAP), excluding interest expense and amortization of deferred financing costs, depreciation and amortization, terminated projects and acquisition transaction costs, impairment charges, gains on incidental sales of real estate, and mark-to-market adjustments relating to stock-based compensation. The ratios of EBITDA to fixed charges and pro rata debt to EBITDA are additional related measures of financial performance. Because EBITDA excludes some, but not all, items that affect net income attributable to the Company’s common shareholders, the computations of EBITDA may vary from one company to another.

CEDAR SHOPPING CENTERS, INC.
Consolidated Balance Sheets

	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2010	2010	2010	2009	2009
Assets:
Real estate:
Land	$348,715,000	$349,710,000	$353,121,000	$356,366,000	$340,931,000
Buildings and improvements	1,341,668,000	1,336,366,000	1,325,158,000	1,316,315,000	1,327,675,000

	1,690,383,000	1,686,076,000	1,678,279,000	1,672,681,000	1,668,606,000
Less accumulated depreciation	(195,944,000)	(184,939,000)	(174,267,000)	(163,879,000)	(154,117,000)

Real estate, net	1,494,439,000	1,501,137,000	1,504,012,000	1,508,802,000	1,514,489,000

Real estate to be transferred to a joint venture	—	—	60,203,000	139,743,000	199,715,000
Real estate held for sale — discontinued operations	8,325,000	8,325,000	11,205,000	21,380,000	35,443,000
Investment in unconsolidated joint ventures	44,029,000	27,066,000	23,655,000	14,113,000	5,412,000

Cash and cash equivalents	12,142,000	13,794,000	15,783,000	17,164,000	9,526,000
Restricted cash	11,617,000	12,828,000	13,061,000	14,075,000	14,104,000
Receivables:
Rents and other tenant receivables, net	9,485,000	8,814,000	10,663,000	7,423,000	8,156,000
Straight-line rents	15,999,000	15,807,000	15,316,000	14,545,000	14,050,000
Joint venture settlements	9,533,000	6,146,000	7,330,000	2,322,000	—
Other assets	11,818,000	7,271,000	7,710,000	9,315,000	11,801,000
Deferred charges, net:
Lease origination costs	17,176,000	17,660,000	17,759,000	17,696,000	18,999,000
Financing costs	11,103,000	15,339,000	15,871,000	16,833,000	9,804,000
Other	1,438,000	1,565,000	1,392,000	1,707,000	1,391,000

Total assets	$1,647,104,000	$1,635,752,000	$1,703,960,000	$1,785,118,000	$1,842,890,000

Liabilities and equity:
Mortgage loans payable	$686,179,000	$688,265,000	$684,212,000	$688,289,000	$681,136,000
Mortgage loans payable — real estate to be transferred to a joint venture	—	—	33,590,000	94,018,000	94,129,000
Mortgage loans payable — real estate held for sale — discontinued operations	4,626,000	4,647,000	4,668,000	12,455,000	20,211,000
Secured revolving credit facilities	126,446,000	167,841,000	207,091,000	257,685,000	323,479,000
Accounts payable and accrued expenses	20,066,000	20,654,000	18,531,000	21,609,000	23,201,000
Dividends payable	—	—	—	4,696,000	—
Standby equity advance not settled	—	—	—	5,000,000	—
Tenant prepayments and security deposits	8,343,000	6,986,000	7,679,000	9,645,000	10,291,000
Accrued interest rate swap liabilities	1,926,000	1,789,000	1,587,000	5,952,000	7,526,000
Unamortized intangible lease liabilities	49,304,000	51,605,000	53,518,000	53,733,000	56,541,000
Liabilities — real estate held for sale and real estate to be transferred to a joint venture	1,275,000	1,275,000	5,217,000	5,634,000	5,917,000

Total liabilities	898,165,000	943,062,000	1,016,093,000	1,158,716,000	1,222,431,000

Limited partners’ interest in Operating Partnership	8,473,000	10,888,000	11,610,000	12,638,000	14,441,000

Equity:
Preferred stock	158,575,000	88,750,000	88,750,000	88,750,000	88,750,000
Common stock	3,962,000	3,906,000	3,774,000	3,128,000	2,705,000
Treasury stock	(10,419,000)	(10,521,000)	(10,629,000)	(9,688,000)	(9,768,000)
Additional paid-in capital	708,310,000	705,314,000	688,870,000	621,299,000	578,509,000
Cumulative distributions in excess of net income	(188,336,000)	(175,628,000)	(165,531,000)	(162,041,000)	(127,621,000)
Accumulated other comprenehsive loss	(3,924,000)	(4,082,000)	(3,989,000)	(2,992,000)	(4,391,000)

	668,168,000	607,739,000	601,245,000	538,456,000	528,184,000
Minority interest in consolidated joint ventures	65,237,000	66,957,000	67,704,000	67,229,000	68,536,000
Limited partners’ interest in Operating Partnship	7,061,000	7,106,000	7,308,000	8,079,000	9,298,000

Noncontrolling interests	72,298,000	74,063,000	75,012,000	75,308,000	77,834,000

Total equity	740,466,000	681,802,000	676,257,000	613,764,000	606,018,000

Total liabilities and equity	$1,647,104,000	$1,635,752,000	$1,703,960,000	$1,785,118,000	$1,842,890,000

CEDAR SHOPPING CENTERS, INC.
Consolidated Statements of Operations

	Three months ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2010	2010	2010	2009	2009
Revenues:
Rents:
Base rents	$28,850,000	$29,510,000	$31,052,000	$32,635,000	$31,689,000
Percentage rents	344,000	254,000	275,000	494,000	435,000
Straight-line rents	187,000	627,000	785,000	834,000	870,000
Amortization of intangible lease liabilities	1,999,000	2,698,000	2,296,000	2,810,000	3,884,000

	31,380,000	33,089,000	34,408,000	36,773,000	36,878,000
Expense recoveries	7,370,000	7,312,000	10,010,000	8,648,000	7,688,000
Other	1,628,000	302,000	126,000	971,000	146,000

	40,378,000	40,703,000	44,544,000	46,392,000	44,712,000

Expenses:
Operating, maintenance and management	7,788,000	7,671,000	10,574,000	9,080,000	8,231,000
Real estate and other property- related taxes	5,347,000	5,353,000	5,403,000	5,328,000	5,171,000

	13,135,000	13,024,000	15,977,000	14,408,000	13,402,000

Net operating income	27,243,000	27,679,000	28,567,000	31,984,000	31,310,000

Other income (expense):
General and administrative	(2,421,000)	(2,106,000)	(2,211,000)	(3,353,000)	(2,521,000)
Acquisition transaction costs and terminated projects, net	(2,043,000)	(2,000)	(1,320,000)	(419,000)	—
Impairment charges	(155,000)	(562,000)	(1,555,000)	(23,636,000)	—
Depreciation and amortization	(11,854,000)	(12,326,000)	(11,305,000)	(17,126,000)	(12,473,000)
Interest expense	(11,338,000)	(12,017,000)	(13,165,000)	(13,843,000)	(12,842,000)
Amortization of deferred financing and other costs	(1,754,000)	(1,490,000)	(1,498,000)	(1,445,000)	(1,369,000)
Capitalization of interest expense and financing costs	597,000	723,000	890,000	1,290,000	1,775,000
Accelerated write-off of deferred financing costs	(2,552,000)	—	—	—	—
Interest income	6,000	5,000	14,000	35,000	10,000
Equity in (loss) income of unconsolidated joint ventures	(288,000)	479,000	356,000	296,000	260,000
Gain on sales of land parcels	—	—	—	285,000	—

(Loss) Income before discontinued operations	(4,559,000)	383,000	(1,227,000)	(25,932,000)	4,150,000

(Loss) income from discontinued operations	68,000	(2,925,000)	(108,000)	(2,757,000)	(389,000)
Gain on sale of discontinued operations	—	(5,000)	175,000	280,000	—

Total discontinued operations	68,000	(2,930,000)	67,000	(2,477,000)	(389,000)

Net (loss) income	(4,491,000)	(2,547,000)	(1,160,000)	(28,409,000)	3,761,000

Less, net loss (income) attributable to noncontrolling interests:
Minority interests in consolidated joint ventures	194,000	87,000	(475,000)	(484,000)	(332,000)
Limited partners’ interest in consolidated OP	196,000	178,000	114,000	1,138,000	(64,000)

Total net loss (income) attributable to noncontrolling interests	390,000	265,000	(361,000)	654,000	(396,000)

Net (loss) income attributable to Cedar Shopping Centers, Inc.	(4,101,000)	(2,282,000)	(1,521,000)	(27,755,000)	3,365,000

Preferred distribution requirements	(2,679,000)	(1,969,000)	(1,969,000)	(1,969,000)	(1,969,000)

Net (loss) income attributable to common shareholders	$(6,780,000)	$(4,251,000)	$(3,490,000)	$(29,724,000)	$1,396,000

Per common share (basic and diluted):
Continuing operations	$(0.10)	$(0.02)	$(0.06)	$(0.54)	$0.04
Discontinued operations	—	(0.05)	—	(0.06)	(0.01)

	$(0.10)	$(0.07)	$(0.06)	$(0.60)	$0.03

Weighted average number of common shares outstanding	65,835,000	64,434,000	58,728,000	49,930,000	45,066,000

Net operating income/Revenues	67%	68%	64%	69%	70%
Expense recovery percentage (a)	71%	70%	72%	71%	73%

(a)
The expense recovery percentage is computed by dividing expense recoveries by the sum of direct property-specific operating, maintenance, management and real estate tax expenses. Such expenses exclude (i) non-recoverable expenses, principally the net provision for doubtful accounts in the amounts of $968,000, $860,000, $658,000, $1,162,000 and $1,160,000, respectively, and (ii) unallocated property and construction management compensation and benefits (including stock-based compensation).

CEDAR SHOPPING CENTERS, INC.
Consolidated Statements of Cash Flows

	Three months ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2010	2010	2010	2009	2009
Cash flow from operating activities:
Net (loss) income	$(4,491,000)	$(2,547,000)	$(1,160,000)	$(28,409,000)	$3,761,000
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Non-cash provisions:
Equity in loss (income) of unconsolidated joint ventures	288,000	(479,000)	(356,000)	(296,000)	(260,000)
Distributions from unconsolidated joint ventures	211,000	428,000	120,000	205,000	200,000
Impairments	155,000	562,000	1,555,000	23,636,000	—
Terminated projects and acquisition transaction costs	53,000	—	1,271,000	419,000	—
Impairment charges — discontinued operations	34,000	2,992,000	248,000	2,837,000	552,000
Gain on sales of real estate	—	5,000	(175,000)	(565,000)	—
Straight-line rents receivable	(198,000)	(637,000)	(787,000)	(826,000)	(872,000)
Provision for doubtful accounts	966,000	860,000	658,000	1,162,000	1,160,000
Depreciation and amortization	11,891,000	12,373,000	11,380,000	17,437,000	12,797,000
Amortization of intangible lease liabilities	(2,051,000)	(3,092,000)	(2,335,000)	(2,902,000)	(3,950,000)
Amortization/market price adjustments relating to stock-based compensation	832,000	21,000	1,215,000	720,000	1,367,000
Amortization of deferred financing costs	1,605,000	1,286,000	1,207,000	1,238,000	946,000
Accelerated write-off of deferred financing costs	2,522,000	—	—	—	—
Increases/decreases in operating assets and liabilities:
Rents and other receivables, net	(1,643,000)	1,023,000	(3,898,000)	(1,379,000)	(2,140,000)
Joint venture settlements	(1,457,000)	(453,000)	(1,473,000)	—	—
Prepaid expenses and other	(8,275,000)	2,369,000	(1,029,000)	(450,000)	(6,227,000)
Accounts payable and accrued expenses	2,545,000	(1,140,000)	(2,754,000)	4,664,000	1,848,000

Net cash provided by operating activities	2,987,000	13,571,000	3,687,000	17,491,000	9,182,000

Cash flow from investing activities:
Expenditures for real estate and improvements	(5,362,000)	(7,483,000)	(8,029,000)	(21,994,000)	(22,713,000)
Net proceeds from transfers to unconsolidated joint venture, less cash at dates of transfer	382,000	19,634,000	11,379,000	32,089,000	—
Net proceeds from sales of real estate	—	—	2,056,000	3,270,000	2,002,000
Investments in and advances to unconsolidated joint ventures	(26,094,000)	—	(4,302,000)	—	—
Distributions of capital from unconsolidated joint venture	6,166,000	1,559,000	—	—	—
Construction escrows and other	3,476,000	116,000	1,040,000	684,000	83,000

Net cash (used in) provided by investing activities	(21,432,000)	13,826,000	2,144,000	14,049,000	(20,628,000)

Cash flow from financing activities:
Net (repayments)/advances (to)/from revolving credit facilities	(41,395,000)	(39,250,000)	(50,594,000)	(65,794,000)	2,554,000
Proceeds from mortgage financings	30,000	9,543,000	6,699,000	9,362,000	7,357,000
Mortgage repayments	(2,137,000)	(5,544,000)	(10,913,000)	(2,449,000)	(2,234,000)
Termination payments related to interest rate swaps	—	—	(5,476,000)	—	—
Payments of debt financing costs	(143,000)	(755,000)	(243,000)	(7,150,000)	(394,000)
Noncontrolling interests:
Distributions to consolidated joint venture minority interests	(1,526,000)	(660,000)	—	(1,793,000)	(52,000)
Distributions to limited partners	(173,000)	(173,000)	(180,000)	—	—
Redemption of OP units	(2,349,000)	(418,000)	(67,000)	—	—
Net proceeds from sales of preferred and common stock	72,383,000	5,686,000	60,227,000	40,890,000	—
Exercise of warrant	—	10,000,000	—	—	—
Proceeds from standby equity advance not settled	—	—	—	5,000,000	—
Preferred stock distributions	(1,969,000)	(1,969,000)	(1,969,000)	(1,969,000)	(1,969,000)
Distributions to common shareholders	(5,928,000)	(5,846,000)	(4,696,000)	—	—

Net cash provided by (used in) financing activities	16,793,000	(29,386,000)	(7,212,000)	(23,903,000)	5,262,000

Net (decrease) increase in cash and cash equivalents	(1,652,000)	(1,989,000)	(1,381,000)	7,637,000	(6,184,000)
Cash and cash equivalents at beginning of period	13,794,000	15,783,000	17,164,000	9,527,000	15,711,000

Cash and cash equivalents at end of period	$12,142,000	$13,794,000	$15,783,000	$17,164,000	$9,527,000

CEDAR SHOPPING CENTERS, INC.
Funds From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”) and Funds Available For Distribution (“FAD”)
And Other Financial Information

	At of for the three months ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2010	2010	2010	2009	2009
Net (loss) income attributable to the Company’s common shareholders	$(6,780,000)	$(4,251,000)	$(3,490,000)	$(29,724,000)	$1,396,000
Add (deduct):
Real estate depreciation and amortization	11,831,000	12,327,000	11,328,000	17,577,000	12,724,000
Noncontrolling interests:
Limited partners’ interest	(196,000)	(178,000)	(114,000)	(1,138,000)	64,000
Minority interests in consolidated joint ventures	(194,000)	(87,000)	475,000	484,000	332,000
Minority interests’ share of FFO applicable to consolidated joint ventures	(1,340,000)	(1,686,000)	(1,691,000)	(1,656,000)	(1,661,000)
Gain on sales of discontinued operations (a)	—	5,000	(175,000)	(280,000)	—
Equity in loss (income) of unconsolidated joint ventures	288,000	(479,000)	(356,000)	(296,000)	(260,000)
FFO from unconsolidated joint ventures	146,000	834,000	586,000	406,000	377,000

Funds From (Used in) Operations (“FFO”)	3,755,000	6,485,000	6,563,000	(14,627,000)	12,972,000

Add (deduct) the pro rata share of:
Straight-line rents	(150,000)	(531,000)	(654,000)	(712,000)	(697,000)
Amortization of intangible lease liabilities	(1,957,000)	(2,484,000)	(2,156,000)	(2,649,000)	(3,797,000)
Non-real estate amortization	1,610,000	1,293,000	1,230,000	1,226,000	970,000
Accelerated write-off of deferred financing costs	2,552,000	—	—	—	—
Stock-based compensation charged (credited) to operations	853,000	—	1,215,000	721,000	1,368,000
Impairment charges — discontinued operations (a)	34,000	2,994,000	248,000	2,837,000	552,000
Impairment charges — RioCan, net (b)	155,000	562,000	1,555,000	23,636,000	—
Acquisition transaction costs — unconsolidated joint venture	773,000	—	119,000	—	—
Acquisition transaction costs and terminated projects (c)	2,043,000	2,000	1,320,000	419,000	—

Adjusted Funds From Operations (“AFFO”)	9,668,000	8,321,000	9,440,000	10,851,000	11,368,000

Capital expenditures, tenant improvements, and leasing commissions — second generation (d)	(1,321,000)	(954,000)	(631,000)	(1,526,000)	(2,320,000)
Scheduled mortgage repayments — carrying value amounts	(1,983,000)	(1,836,000)	(1,926,000)	(2,091,000)	(1,934,000)

Funds Available for Distribution (“FAD”)	$6,364,000	$5,544,000	$6,804,000	$7,234,000	$7,114,000

FFO per common share, assuming OP Unit conversion (basic and diluted):	$0.06	$0.10	$0.11	$(0.28)	$0.28

AFFO per common share, assuming OP Unit conversion (basic and diluted):	$0.14	$0.13	$0.15	$0.21	$0.24

FAD per common share, assuming OP Unit conversion (basic and diluted):	$0.09	$0.08	$0.11	$0.14	$0.15

Weighted average number of common shares outstanding (basic):
Common shares	65,835,000	64,434,000	58,728,000	49,930,000	45,066,000
OP Units	1,892,000	1,945,000	1,986,000	2,006,000	2,014,000

	67,727,000	66,379,000	60,714,000	51,936,000	47,080,000

Weighted average number of common shares outstanding (diluted):
Common shares	65,835,000	64,486,000	58,752,000	49,930,000	45,066,000
OP Units	1,892,000	1,945,000	1,986,000	2,006,000	2,014,000

	67,727,000	66,431,000	60,738,000	51,936,000	47,080,000

Other Financial Information (Pro Rata Share):
Capital expenditures, tenant improvements, and leasing commissions — first generation (e)	$3,659,000	$7,005,000	$3,225,000	$3,079,000	$15,647,000

Capitalized interest and financing costs	$597,000	$723,000	$890,000	$1,290,000	$1,775,000

Scheduled mortgage repayments — stated contract amounts	$1,837,000	$1,739,000	$1,802,000	$1,942,000	$1,784,000

NOI attributable to RioCan properties prior to contribution	$—	$558,000	$1,905,000	$3,552,000	$3,145,000

Projects under development, land held for future expansion and development, and other real estate out of service (at cost)(f)	$84,831,000	$105,964,000	$106,935,000	$165,864,000	$183,434,000

(a)	Gain on sales/impairment charges related to properties (located in Ohio, Maryland and New York) sold or treated as “held for sale”.

(b)	Impairment charge, net, related to the seven properties transferred to the Cedar/RioCan joint venture.

(c)
The September 30, 2010 amount is principally fees paid to the Company’s investment advisor related to the Cedar/RioCan joint venture. The March 2010 amount includes the write-off of costs incurred for a potential development opportunity that the Company determined would not go forward.

(d)	Second generation refers to expenditures related to stabilized properties.

(e)	First generation refers to expenditures related to development/redevelopment activities.

(f)	Real estate out of service includes the applicable portions of development/redevelopment and expansion properties.

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data — Operating Results

	Three months ended					Nine Months ended Sep 30,
	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Dec 31, 2009	Sep 30, 2009	2010	2009
Revenues:
Revenues of managed properties excluding non-cash revenues (a)	$44,696,000	$42,188,000	$44,431,000	$43,035,000	$39,891,000	$131,315,000	$121,054,000
Less consolidated joint ventures	(4,232,000)	(4,243,000)	(4,496,000)	(4,409,000)	(4,220,000)	(12,971,000)	(12,314,000)
Less unconsolidated Cedar/RioCan joint venture	(5,204,000)	(3,849,000)	(2,373,000)	(212,000)	—	(11,426,000)	—

Cedar share of revenues excluding non-cash items	35,260,000	34,096,000	37,562,000	38,414,000	35,671,000	106,918,000	108,740,000
Pro-rata share straight-line rents	150,000	531,000	654,000	712,000	697,000	1,335,000	1,512,000
Pro-rata share amortization of intangible lease liabilities	1,957,000	2,484,000	2,156,000	2,649,000	3,797,000	6,597,000	10,180,000

Cedar share of total revenues	37,367,000	37,111,000	40,372,000	41,775,000	40,165,000	114,850,000	120,432,000
Revenues attributable to consolidated joint ventures (b)	4,373,000	4,624,000	4,789,000	4,673,000	4,547,000	13,786,000	13,290,000
Less revenues attributable to unconsolidated Cedar/RioCan joint venture (c)	(1,362,000)	(1,032,000)	(617,000)	(56,000)	—	(3,011,000)	—

Total — As reported	$40,378,000	$40,703,000	$44,544,000	$46,392,000	$44,712,000	$125,625,000	$133,722,000

Net Operating Income (“NOI”)
NOI of managed properties excluding non-cash revenues	$29,817,000	$27,438,000	$27,815,000	$28,573,000	$26,636,000	$85,070,000	$80,414,000
Less consolidated joint ventures	(2,942,000)	(3,036,000)	(3,068,000)	(3,112,000)	(3,048,000)	(9,046,000)	(8,823,000)
Less unconsolidated Cedar/RioCan joint venture	(3,803,000)	(2,695,000)	(1,685,000)	(152,000)	—	(8,183,000)	—

Cedar share of NOI excluding non-cash items	23,072,000	21,707,000	23,062,000	25,309,000	23,588,000	67,841,000	71,591,000
Pro-rata share straight-line rents	150,000	531,000	654,000	712,000	697,000	1,335,000	1,512,000
Pro-rata share amortization of intangible lease liabilities	1,957,000	2,484,000	2,156,000	2,649,000	3,797,000	6,597,000	10,180,000
Stock-based compensation mark-to-market adjustments	(7,000)	284,000	(221,000)	(20,000)	(147,000)	56,000	232,000

Cedar share of total NOI	25,172,000	25,006,000	25,651,000	28,650,000	27,935,000	75,829,000	83,515,000
NOI attributable to consolidated joint ventures (b)	3,083,000	3,417,000	3,361,000	3,376,000	3,375,000	9,861,000	9,799,000
Less NOI attributable to unconsolidated Cedar/RioCan joint venture (c)	(1,012,000)	(744,000)	(445,000)	(42,000)	—	(2,201,000)	—

Total — As reported	$27,243,000	$27,679,000	$28,567,000	$31,984,000	$31,310,000	$83,489,000	$93,314,000

Net (loss) income — common shareholders
Net income excluding impairments and certain non-cash charges	$(1,380,000)	$(1,643,000)	$165,000	$2,036,000	$2,419,000	$(2,859,000)	$8,182,000

Accelerated write-off of deferred financing costs	(2,552,000)	—	—	—	—	(2,552,000)	—
Acquistion transaction costs, terminated projects and impairments	(3,005,000)	(3,571,000)	(3,270,000)	(26,892,000)	(552,000)	(9,846,000)	(3,906,000)
Depreciation from demolition for retenanting	—	—	—	(6,074,000)	—	—	—
Stock-based compensation mark-to-market adjustments	2,000	884,000	(509,000)	(70,000)	(517,000)	377,000	558,000
Limited partners’ interest in above items	155,000	79,000	124,000	1,276,000	46,000	359,000	144,000

	(5,400,000)	(2,608,000)	(3,655,000)	(31,760,000)	(1,023,000)	(11,662,000)	(3,204,000)

Total — As reported	$(6,780,000)	$(4,251,000)	$(3,490,000)	$(29,724,000)	$1,396,000	$(14,521,000)	$4,978,000

Per common share/OP unit (basic and diluted):
Net income excluding impairment and certain non-cash charges	$(0.02)	$(0.03)	$—	$0.04	$0.05	$(0.05)	$0.18
Acquisition transaction costs, impairments and certain non-cash charges	(0.08)	(0.04)	(0.06)	(0.64)	(0.02)	(0.18)	(0.07)

Total — As reported per share	$(0.10)	$(0.07)	$(0.06)	$(0.60)	$0.03	$(0.23)	$0.11

FFO
FFO before non-cash revenues:
Consolidated properties	$7,203,000	$6,004,000	$5,962,000	$6,679,000	$7,529,000	$19,169,000	$24,270,000
Cedar/RioCan properties prior to transfer	—	153,000	1,570,000	2,295,000	2,018,000	1,723,000	6,594,000

	7,203,000	6,157,000	7,532,000	8,974,000	9,547,000	20,892,000	30,864,000
Straight-line rents	150,000	531,000	654,000	712,000	697,000	1,335,000	1,512,000
Amortization of intangible lease liabilities	1,957,000	2,484,000	2,156,000	2,649,000	3,797,000	6,597,000	10,180,000

FFO excluding impairments and stock-based compensation mark-to-market adjustments	9,310,000	9,172,000	10,342,000	12,335,000	14,041,000	28,824,000	42,556,000

Accelerated write-off of deferred financing costs	(2,552,000)	—	—	—	—	(2,552,000)	—
Stock-based compensation mark-to-market adjustments	2,000	884,000	(509,000)	(70,000)	(517,000)	377,000	558,000
Acquistion transaction costs, terminated projects and impairments	(3,005,000)	(3,571,000)	(3,270,000)	(26,892,000)	(552,000)	(9,846,000)	(3,906,000)

	(3,003,000)	(2,687,000)	(3,779,000)	(26,962,000)	(1,069,000)	(9,469,000)	(3,348,000)

Total — As reported	$3,755,000	$6,485,000	$6,563,000	$(14,627,000)	$12,972,000	$16,803,000	$39,208,000

Per common share/OP unit (basic and diluted):
FFO excluding impairments and stock-based compensation mark-to-market adjustments	$0.14	$0.14	$0.17	$0.24	$0.30	$0.44	$0.91
Acquisition transaction costs and impairments and stock-based compensation mark-to-market adjustments	(0.08)	(0.04)	(0.06)	(0.52)	(0.02)	(0.18)	(0.08)

Total — As reported	$0.06	$0.10	$0.11	$(0.28)	$0.28	$0.26	$0.83

Dividends to common shareholders	$5,928,000	$5,846,000	$—	$4,696,000	$—	$11,774,000	$5,046,000
Per common share	$0.09	$0.09	$—	$0.09	$—	$0.1800	$0.1125

Weighted average number of common shares outstanding (basic):
Common shares	65,835,000	64,434,000	58,728,000	49,930,000	45,066,000	62,999,000	45,003,000
OP Units	1,892,000	1,945,000	1,986,000	2,006,000	2,014,000	1,941,000	2,016,000

	67,727,000	66,379,000	60,714,000	51,936,000	47,080,000	64,940,000	47,019,000

Weighted average number of common shares outstanding (diluted):
Common shares	65,835,000	64,486,000	58,752,000	49,930,000	45,066,000	63,025,000	45,003,000
OP Units	1,892,000	1,945,000	1,986,000	2,006,000	2,014,000	1,941,000	2,016,000

	67,727,000	66,431,000	60,738,000	51,936,000	47,080,000	64,966,000	47,019,000

End of period number of common shares outstanding:
Common shares	66,035,000	65,104,000	62,911,000	52,139,000	45,084,000	66,035,000	45,084,000
OP Units	1,535,000	1,928,000	1,980,000	2,006,000	2,010,000	1,535,000	2,010,000

	67,570,000	67,032,000	64,891,000	54,145,000	47,094,000	67,570,000	47,094,000

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data — Capitalization

Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
2010	2010	2010	2009	2009
Market Capitalization (end of period)
Equity
Preferred Stock
Shares	6,400,000	3,550,000	3,550,000	3,550,000	3,550,000
Closing market price	$25.76	$24.90	$24.39	$23.96	$20.40

$164,864,000	$88,395,000	$86,585,000	$85,058,000	$72,420,000

Common Stock
Common shares	66,035,000	65,104,000	62,911,000	52,139,000	45,084,000
OP Units	1,535,000	1,928,000	1,980,000	2,006,000	2,010,000

67,570,000	67,032,000	64,891,000	54,145,000	47,094,000
Closing market price	$6.08	$6.02	$7.91	$6.80	$6.45

$410,826,000	$403,533,000	$513,287,000	$368,186,000	$303,756,000

Sub-total equity	$575,690,000	$491,928,000	$599,872,000	$453,244,000	$376,176,000

Debt:
Fixed-rate mortgages	602,608,000	604,718,000	600,942,000	606,108,000	602,624,000
Variable-rate mortgages	83,571,000	83,547,000	83,270,000	82,181,000	78,512,000

686,179,000	688,265,000	684,212,000	688,289,000	681,136,000
Secured revolving credit facilities	126,446,000	167,841,000	207,091,000	257,685,000	323,479,000

Total outstanding debt — consolidated	812,625,000	856,106,000	891,303,000	945,974,000	1,004,615,000
Plus debt attributable to unconsolidated Cedar/RioCan joint venture properties	45,761,000	18,668,000	45,652,000	94,018,000	94,129,000
Less debt attributable to consolidated minority interests	(115,720,000)	(115,968,000)	(116,315,000)	(116,581,000)	(116,077,000)

Pro rata share of outstanding debt	742,666,000	758,806,000	825,308,000	923,411,000	982,667,000

Total	$1,318,356,000	$1,250,734,000	$1,425,180,000	$1,376,655,000	$1,358,843,000

Ratio of pro rata share of outstanding debt to total market capitalization	56.3%	60.7%	57.9%	67.1%	72.3%

Financial statement capitalization (end of period):
Limited partners’ interest in Operating Partnership	$15,534,000	$17,994,000	$18,918,000	$20,717,000	$23,739,000
Cedar Shopping Centers, Inc. shareholders’ equity	668,168,000	607,739,000	601,245,000	538,456,000	528,184,000

683,702,000	625,733,000	620,163,000	559,173,000	551,923,000
Pro rata share of total debt, per above	742,666,000	758,806,000	825,308,000	923,411,000	982,667,000

Total financial statement capitalization	$1,426,368,000	$1,384,539,000	$1,445,471,000	$1,482,584,000	$1,534,590,000

Ratio of pro rata share of outstanding debt to total financial statement capitalization	52.1%	54.8%	57.1%	62.3%	64.0%

Weighted average interest rates:
Fixed-rate mortgages	5.8%	5.8%	5.8%	5.8%	5.8%
Variable-rate mortgages	3.4%	3.4%	3.3%	3.4%	3.4%
Total mortgages	5.5%	5.5%	5.5%	5.6%	5.6%
Secured variable-rate revolving credit facilities	3.1%	4.0%	4.2%	4.6%	1.8%
Total debt	5.1%	5.2%	5.2%	5.3%	4.5%

Earnings before interest, taxes, depreciation and amortization (“EBITDA”)
(Loss) income from continuing operations	$(4,559,000)	$383,000	$(1,227,000)	$(25,932,000)	$4,150,000
Add back:
Interest expense and amortization of financing costs, net	12,495,000	12,784,000	13,773,000	13,998,000	12,436,000
Accelerated write-off of deferred financing costs	2,552,000	—	—	—	—
Depreciation and amortization	11,854,000	12,326,000	11,305,000	17,126,000	12,473,000
Stock-based compensation mark-to-market adjustments	(2,000)	(884,000)	509,000	70,000	517,000
Acqusition transaction costs and terminated projects, net	2,043,000	2,000	1,320,000	419,000	—
Acquisition transaction costs — unconsolidated joint venture	773,000	—	119,000	—	—
Impairment charges	155,000	562,000	1,555,000	23,636,000	—
Gain on sales of land parcels	—	—	—	(285,000)	—

EDITDA	$25,311,000	$25,173,000	$27,354,000	$29,032,000	$29,576,000

Fixed charges:
Interest expense	$11,338,000	$12,017,000	$13,165,000	$13,843,000	$12,842,000
Preferred dividend requirements	2,679,000	1,969,000	1,969,000	1,969,000	1,969,000

Fixed charges	$14,017,000	$13,986,000	$15,134,000	$15,812,000	$14,811,000

Ratio of EBITDA to fixed charges	1.8	x	1.8	x	1.8	x	1.8	x	2.0	x

Debt to EBITDA
Total debt	$812,625,000	$856,106,000	$891,303,000	$945,974,000	$1,004,615,000

EBITDA annualized	$101,244,000	$100,692,000	$109,416,000	$116,128,000	$118,304,000
Less: NOI from unconsolidated Cedar/RioCan joint venture properties — annualized	—	(2,232,000)	(7,620,000)	(14,208,000)	(12,580,000)

EBITDA annualized	$101,244,000	$98,460,000	$101,796,000	$101,920,000	$105,724,000

Ratio of debt to EBITDA	8.0	x	8.7	x	8.8	x	9.3	x	9.5	x

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data — Notes

Notes:

(a)
Includes (1) amounts applicable to 100%-owned properties (including amounts applicable to properties transferred to the Cedar/RioCan joint venture prior to such transfer), (2) the Company’s pro rata share of amounts applicable to consolidated joint venture properties, and (3) the Company’s pro rata share of amounts applicable to properties transferred to the Cedar/RioCan joint venture subsquent to such transfer.

(b)	Partners’ pro rata share of amounts applicable to consolidated joint venture properties.

(c)	Removes the Company’s pro rata share of amounts applicable to the Cedar/RioCan joint venture properties included in (a) above.

CEDAR SHOPPING CENTERS, INC.
Same Property Analysis (a)

	Three months ended Sep 30,		Nine nonths ended Sep 30,
	2010	2009	2010	2009

The number of properties that were owned throughout each of the comparative periods	101	101	99	99

Revenues:
Rents:
Base rents	$24,805,000	$25,451,000	$70,364,000	$72,251,000
Percentage rents	282,000	366,000	697,000	900,000
Straight-line rents	70,000	478,000	719,000	1,181,000
Amortization of intangible lease liabilities	1,746,000	3,418,000	5,422,000	8,397,000

	26,903,000	29,713,000	77,202,000	82,729,000
Expense recoveries (b)	6,139,000	6,189,000	19,165,000	19,834,000
Other	116,000	100,000	235,000	324,000

Total revenues	33,158,000	36,002,000	96,602,000	102,887,000

Operating expenses (b):
Operating, maintenance and management	5,391,000	5,341,000	17,089,000	16,833,000
Real estate and other property-related taxes	4,122,000	4,098,000	11,799,000	11,758,000

Total expenses	9,513,000	9,439,000	28,888,000	28,591,000

Net operating income (“NOI”)	$23,645,000	$26,563,000	$67,714,000	$74,296,000

Comprised of:
NOI before straight-line rents and amortization of intangible lease liabilities	21,829,000	22,667,000	61,573,000	64,718,000
Straight-line rents and amortization of intangible lease liabilities	1,816,000	3,896,000	6,141,000	9,578,000

NOI	$23,645,000	$26,563,000	$67,714,000	$74,296,000

Increase/(decrease) period over period
Revenues:
Rents:
Base rents	$(646,000)	-2.5%	$(1,887,000)	-2.6%
Percentage rents	(84,000)	-23.0%	(203,000)	-22.6%
Straight-line rents	(408,000)	-85.4%	(462,000)	-39.1%
Amortization of intangible lease liabilities	(1,672,000)	-48.9%	(2,975,000)	-35.4%

	(2,810,000)	-9.5%	(5,527,000)	-6.7%
Expense recoveries	(50,000)	-0.8%	(669,000)	-3.4%
Other	16,000	16.0%	(89,000)	-27.5%

Total revenues	(2,844,000)	-7.9%	(6,285,000)	-6.1%

Expenses:
Operating, maintenance and management	50,000	0.9%	256,000	1.5%
Real estate and other property-related taxes	24,000	0.6%	41,000	0.3%

Total expenses	74,000	0.8%	297,000	1.0%

Net operating income	$(2,918,000)	-11.0%	$(6,582,000)	-8.9%

Comprised of:
NOI before straight-line rents and amortization of intangible lease liabilities	(838,000)	-3.7%	(3,145,000)	-4.9%
Straight-line rents and amortization of intangible lease liabilities	(2,080,000)	-53.4%	(3,437,000)	-35.9%

NOI	$(2,918,000)	-11.0%	$(6,582,000)	-8.9%

Percent occupied at end of period	89.6%	92.3%	89.3%	92.1%

Expense recovery percentage (a)	74.2%	75.9%	73.8%	77.7%

(a)	Excludes results of unconsolidated Cedar/RioCan joint venture properties subsquent to transfer to the joint venture.

(b)
The expense recovery percentage is computed by dividing expense recoveries by the sum of direct property-specific operating, maintenance, management and real estate tax expenses. Such expenses exclude non-recoverable expenses, principally the net provision for doubtful accounts in the amounts of $837,000 and $1,008,000, respectively, for the three months ended September 30, 2010 and 2009, and $2,010,000 and $2,358,000 respectively, for the nine months ended September 30, 2010 and 2009.

CEDAR SHOPPING CENTERS, INC.
Leasing Activity and Occupancy Statistics (a)(b)(c)

	At or for the three months ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2010	2010	2010	2009	2009

Renewals (d) (e)

Number of leases	35	51	54	41	41
Aggregate square feet	348,000	258,000	509,000	339,000	202,000
Average square feet	9,943	5,059	9,426	8,268	4,927
Average expiring base rent psf	$8.60	$8.38	$8.71	$8.30	$8.14
Average new base rent psf	$8.91	$8.99	$9.20	$8.13	$8.71
% increase (decrease) in base rent	3.6%	7.3%	5.6%	-2.1%	7.0%

New leases

Number of leases	31	19	18	15	26
Aggregate square feet	88,000	58,000	69,000	188,000	409,000
Average square feet	2,839	3,053	3,833	12,533	15,731
Average new base rent psf	$14.74	$18.19	$13.13	$16.66	$17.24

Terminated leases (f)

Number of leases	12	19	17	21	13
Aggregate square feet	73,000	49,000	175,000	150,000	198,000
Average square feet	6,083	2,579	10,294	7,143	15,231
Average old base rent psf	$10.76	$15.32	$11.42	$11.44	$4.02

Occupancy statistics

Operating Properties:
Wholly-owned	91.3%	91.4%	91.5%	92.5%	92.9%
Consolidated joint ventures	95.7%	96.2%	96.7%	97.2%	97.3%
Real estate to be transferred to joint venture	n/a	n/a	97.9%	95.6%	n/a
Managed unconsolidated joint venture	97.1%	95.5%	92.6%	89.7%	n/a

Total operating properties	93.1%	92.5%	92.6%	93.3%	93.4%

Redevelopment and major retenanting properties	72.4%	72.9%	72.8%	75.0%	79.0%

Total operating portfolio (g)	90.8%	90.0%	90.1%	91.4%	91.9%

(a)	Incudes results of unconsolidated Cedar/RioCan joint venture properties.

(b)	New leases do not necessarily replace specific terminated leases within any quarterly period and, accordingly, the amounts shown may relate to properties with substantially lower rents.

(c)	With the high occupancy levels for the Company’s portfolio on an overall basis, leasing activity for the indicated square footage amounts represents a small percentage of the total portfolio.

(d)
Renewal leases for the September 30, 2010 quarter include two leases comprising 229,000 sq. ft. that renewed with no increase pursuant to their terms. The average increase for the other 33 renewal leases was 7.5%.

(e)
Renewal leases for the December 31, 2009 quarter include the 85,000 sq. ft. Burlington Coat Factory lease renewed in connection with the redevelopment of the center. Excluding this lease, there were 40 renewed leases, with an aggregate of 254,000 sq. ft. (an average 8,500 sq. ft.), and an average increase of approximately 4.8%.

(f)
Terminated leases for the September 30, 2009 quarter include the 144,000 sq. ft. Value City lease purchased by the Company. Excluding this lease, there were 12 terminated leases, with an aggregate of 54,000 sq. ft. (an average 4,500 sq. ft.), and an average old base rent psf $7.15.

(g)	Excludes ground-up development properties.

CEDAR SHOPPING CENTERS, INC.
Tenant And State Concentration
As of Sep 30, 2010

	Number				Annualized	Percentage
	of			Annualized	base rent	annualized
Tenant Concentrations (a)	stores	GLA	% of GLA	base rent	per sq ft	base rents
Top ten tenants (b):
Giant Foods (c)	25	1,610,000	11.1%	$24,686,000	$15.33	16.2%
Stop & Shop (c)	6	391,000	2.7%	4,285,000	10.96	2.8%
Farm Fresh (c)	6	364,000	2.5%	3,909,000	10.74	2.6%
LA Fitness	6	248,000	1.7%	3,826,000	15.43	2.5%
Discount Drug Mart	14	346,000	2.4%	3,280,000	9.48	2.1%
Staples	11	219,000	1.5%	3,271,000	14.94	2.1%
Shaw’s (c)	4	241,000	1.7%	2,716,000	11.27	1.8%
Best Buy	4	128,000	0.9%	2,407,000	18.80	1.6%
CVS	10	113,000	0.8%	2,335,000	20.66	1.5%
Food Lion (c)	7	243,000	1.7%	1,921,000	7.91	1.3%

Sub-total top ten tenants	93	3,903,000	27.0%	52,636,000	13.49	34.5%

Remaining tenants	1,208	9,057,000	62.6%	100,081,000	11.05	65.5%

Sub-total all tenants (d)	1,301	12,960,000	89.5%	$152,717,000	$11.78	100.0%

Vacant space (e)	n/a	1,515,000	10.5%

Total (including vacant space)	1,301	14,475,000	100.0%

(a)	Incudes unconsolidated Cedar/RioCan joint venture properties.

(b)	Based on annualized base rent.

(c)
Several of the tenants listed above share common ownership with other tenants including, without limitation, (1) Giant Foods and Stop & Shop, (2) Farm Fresh, Shaw’s, Shop’n Save (GLA of 53,000; annualized base rent of $498,000), Shoppers Food Warehouse (GLA of 120,000; annualized base rent of $1,237,000) and Acme (GLA of 172,000; annualized base rent of $756,000) and (3) Food Lion and Hannaford (GLA of 43,000; annualized base rent of $447,000).

(d)	Includes tenants at ground-up development properties.

(e)	Includes vacant space at properties undergoing development and/or redevelopment activities.
Total Revenues By State (a)

	Three months ended
	Sep 30,	June 30,	Mar 31,	Dec 31,	Sep 30,
State	2010	2010	2010	2009	2009
Pennsylvania	$19,588,000	$20,388,000	$22,592,000	$23,098,000	$20,689,000
Connecticut	3,881,000	4,258,000	4,615,000	4,995,000	5,852,000
Massachusetts	3,398,000	3,710,000	4,867,000	6,106,000	5,668,000
Virginia	2,813,000	2,873,000	3,315,000	3,245,000	2,797,000
New Jersey	2,545,000	2,649,000	2,706,000	2,664,000	2,798,000
Maryland	2,473,000	2,630,000	2,469,000	2,174,000	2,697,000
Ohio	2,173,000	2,112,000	2,156,000	2,460,000	2,354,000
New York	1,594,000	1,042,000	1,365,000	1,247,000	1,408,000
Michigan	406,000	439,000	412,000	403,000	449,000

	38,871,000	40,101,000	44,497,000	46,392,000	44,712,000
Parent Company fees (b)	1,507,000	602,000	47,000	—	—

	$40,378,000	$40,703,000	$44,544,000	$46,392,000	$44,712,000

(a)	Includes revenues of unconsolidated Cedar/RioCan joint venture properties prior to their transfer to the joint venture.

(b)	Includes acquisition, financing and property management fees from the unconsolidated Cedar/RioCan joint venture.

CEDAR SHOPPING CENTERS, INC.
Lease Expirations (a)
As of Sep 30, 2010

						Percentage
	Number		Percentage	Annualized	Annualized	of annualized
Year of lease	of leases	GLA	of GLA	expiring	expiring base	expiring
expiration	expiring	expiring	expiring	base rents	rents per sq ft	base rents

Month-To-Month	67	163,000	1.3%	$1,997,000	$12.25	1.3%
2010	47	172,000	1.3%	1,908,000	11.09	1.2%
2011	190	800,000	6.2%	10,393,000	12.99	6.8%
2012	177	904,000	7.0%	10,535,000	11.65	6.9%
2013	151	787,000	6.1%	9,489,000	12.06	6.2%
2014	155	1,398,000	10.8%	13,529,000	9.68	8.9%
2015	164	1,361,000	10.5%	14,498,000	10.65	9.5%
2016	58	859,000	6.6%	7,737,000	9.01	5.1%
2017	49	589,000	4.5%	7,982,000	13.55	5.2%
2018	45	829,000	6.4%	10,144,000	12.24	6.6%
2019	54	849,000	6.6%	10,690,000	12.59	7.0%
2020	49	1,086,000	8.4%	10,950,000	10.08	7.2%
Thereafter	97	3,163,000	24.4%	42,865,000	13.55	28.1%

All tenants (b)	1,301	12,960,000	100.0%	$152,717,000	$11.78	100.0%

Vacant space (c)	n/a	1,515,000	n/a

Total portfolio (d)	1,301	14,475,000	n/a

(a)	Includes unconsolidated Cedar/RioCan joint venture properties.

(b)	Includes tenants at ground-up development properties.

(c)	Includes vacant space at properties undergoing development and/or redevelopment activities.

(d)
At September 30, 2010, the Company had a portfolio of 125 operating properties totaling approximately 14.5 million sq. ft. of GLA, including 93 wholly-owned properties comprising approximately 9.4 million square feet, 13 properties owned in joint venture (consolidated) comprising approximately 1.7 million sq. ft., 15 properties partially-owned in the Cedar/RioCan unconsolidated joint venture comprising approximately 2.7 million sq. ft., and four ground-up developments comprising approximately 0.7 million sq. ft; the portfolio excluding the ground-up developments was approximately 90.8% leased as of September 30, 2010.

CEDAR SHOPPING CENTERS, INC.
Property Description
As of Sep 30, 2010

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration
Wholly-Owned Properties:
Academy Plaza	PA	2001	100%	152,727	1965/1998	Acme Markets	50,918	9/30/2018
Annie Land Plaza	VA	2006	100%	42,500	1999	Food Lion	29,000	5/4/2019
Camp Hill	PA	2002	100%	472,432	1958/2005	Boscov’s	167,597	9/30/2020
						Giant Foods	92,939	10/31/2025
						LA Fitness	45,000	12/31/2021
						Orthopedic Inst of PA	40,904	5/31/2016
						Barnes & Noble	24,908	1/31/2016
						Staples	20,000	6/30/2015
Carbondale Plaza	PA	2004	100%	129,915	1972/2005	Weis Markets	52,720	2/29/2016
Carmans Plaza	NY	2007	100%	194,481	1954/2007	Pathmark	52,211	3/31/2017
						Best Fitness	27,598	5/31/2018
						AJ Wright	25,806	4/30/2013
Carll’s Corner	NJ	2007	100%	129,582	1960’s-1999/	Acme Markets	55,000	9/30/2016
					2004
Centerville Discount Drug Mart Plaza	OH	2005	100%	49,494	2000	Discount Drug Mart	24,012	3/31/2016
Circle Plaza	PA	2007	100%	92,171	1979/1991	K-Mart	92,171	11/30/2014
Clyde Discount Drug Mart Plaza	OH	2005	100%	34,592	2002	Discount Drug Mart	24,592	3/31/2019
Coliseum Marketplace	VA	2005	100%	98,359	1987/2005	Farm Fresh	57,662	1/31/2021
CVS at Bradford	PA	2005	100%	10,722	1996	CVS	10,722	3/31/2017
CVS at Celina	OH	2005	100%	10,195	1998	CVS	10,195	1/31/2020
CVS at Erie	PA	2005	100%	10,125	1997	CVS	10,125	1/31/2019
CVS at Kinderhook	NY	2007	100%	13,225	2007	CVS	13,225	1/31/2033
CVS at Portage Trail	OH	2005	100%	10,722	1996	CVS	10,722	9/30/2017
Dunmore Shopping Center	PA	2005	100%	101,000	1962/1997	Eynon Furniture Outlet	40,000	2/28/2014
						Big Lots	26,902	1/31/2012
East Chestnut	PA	2005	100%	21,180	1996
Elmhurst Square	VA	2006	100%	66,250	1961-1983	Food Lion	38,272	9/30/2011
Enon Discount Drug Mart Plaza	OH	2007	100%	42,876	2005-2006	Discount Drug Mart	24,596	3/31/2022
Fairfield Plaza	CT	2005	100%	72,279	2001/2005	TJ Maxx	25,257	8/31/2013
						Staples	20,388	10/31/2019
Fairview Plaza	PA	2003	100%	69,579	1992	Giant Foods	59,237	2/28/2017
Fairview Commons	PA	2007	100%	59,578	1976/2003
FirstMerit Bank at Akron	OH	2005	100%	3,200	1996	FirstMerit Bank	3,200	12/31/2011
FirstMerit Bank at Cuyahoga Falls	OH	2006	100%	18,300	1973/2003	FirstMerit Bank	18,300	12/31/2015
Gahanna Discount Drug Mart Plaza	OH	2006	100%	48,992	2003	Discount Drug Mart	24,592	3/31/2020

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of Sep 30, 2010

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration
General Booth Plaza	VA	2005	100%	73,320	1985	Farm Fresh	53,758	1/31/2014
Gold Star Plaza	PA	2006	100%	71,720	1988	Redner’s	47,329	3/16/2019
Golden Triangle	PA	2003	100%	202,943	1960/2005	LA Fitness	44,796	4/30/2020
						Marshalls	30,000	1/31/2016
						Staples	24,060	5/31/2012
Groton Shopping Center	CT	2007	100%	117,986	1969	TJ Maxx	30,000	1/31/2017
Grove City Discount Drug Mart Plaza	OH	2007	100%	40,848	2005	Discount Drug Mart	24,596	3/31/2020
Halifax Plaza	PA	2003	100%	51,510	1994	Giant Foods	32,000	10/31/2019
Hamburg Commons	PA	2004	100%	99,580	1988-1993	Redner’s	56,780	6/30/2025
Hannaford Plaza	MA	2006	100%	102,459	1965/2006	Hannaford	42,598	4/30/2015
Hilliard Discount Drug Mart Plaza	OH	2007	100%	40,988	2003	Discount Drug Mart	24,592	3/31/2020
Hills & Dales Discount Drug Mart Plaza	OH	2007	100%	33,553	1992-2007	Discount Drug Mart	23,608	3/31/2023
Huntingdon Plaza	PA	2004	100%	147,355	1972 - 2003	Peebles	22,060	1/31/2018
Jordan Lane	CT	2005	100%	181,730	1969/1991	Stop & Shop	60,632	9/30/2015
						AJ Wright	39,280	3/31/2015
Kempsville Crossing	VA	2005	100%	94,477	1985	Farm Fresh	73,878	1/31/2014
Kenley Village	MD	2005	100%	51,894	1988	Food Lion	29,000	2/11/2014
Kings Plaza	MA	2007	100%	168,243	1970/1994	Work Out World	42,997	12/31/2014
						AJ Wright	28,504	9/30/2013
						Ocean State Job Lot	20,300	5/31/2014
Kingston Plaza	NY	2006	100%	18,337	2006
LA Fitness Facility	PA	2002	100%	41,000	2003	LA Fitness	41,000	12/31/2018
Lake Raystown Plaza	PA	2004	100%	145,727	1995/2010	Giant Foods	61,435	10/31/2026
Liberty Marketplace	PA	2005	100%	68,200	2003	Giant Foods	55,000	9/30/2023
Lodi Discount Drug Mart Plaza	OH	2005	100%	38,576	2003	Discount Drug Mart	24,596	3/31/2019
Martin’s at Glen Allen	VA	2005	100%	43,000	2000	Giant Foods	43,000	2/15/2015
Mason Discount Drug Mart Plaza	OH	2008	100%	52,896	2005/2007	Discount Drug Mart	24,596	3/31/2021
McCormick Place	OH	2005	100%	46,000	1995	Sam Levin Furniture	46,000	11/30/2011
Mechanicsburg Giant	PA	2005	100%	51,500	2003	Giant Foods	51,500	8/31/2024
Metro Square	MD	2008	100%	71,896	1999	Shoppers Food Warehouse	58,200	1/31/2030

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of Sep 30, 2010

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration
Newport Plaza	PA	2003	100%	64,489	1996	Giant Foods	43,400	5/31/2021
Oak Ridge	VA	2006	100%	38,700	2000	Food Lion	33,000	5/31/2019
Oakland Commons	CT	2007	100%	89,850	1962/1995	Shaw’s	54,661	2/29/2016
						Bristol Ten Pin	35,189	4/30/2043
Oakland Mills	MD	2005	100%	58,224	1960’s/2004	Food Lion	43,470	11/30/2018
Ontario Discount Drug Mart Plaza	OH	2005	100%	38,623	2002	Discount Drug Mart	25,475	3/31/2018
Palmyra Shopping Center	PA	2005	100%	112,108	1960/1995	Weis Markets	46,181	3/31/2015
Pickerington Discount Drug Mart Plaza	OH	2005	100%	47,810	2002	Discount Drug Mart	25,852	3/31/2018
Pine Grove Plaza	NJ	2003	100%	86,089	2001/2002	Peebles	24,963	1/31/2022
Polaris Discount Drug Mart Plaza	OH	2005	100%	50,283	2001	Discount Drug Mart	25,855	3/31/2017
Port Richmond Village	PA	2001	100%	154,908	1988	Thriftway	40,000	10/31/2013
						Pep Boys	20,615	2/28/2014
Price Chopper Plaza	MA	2007	100%	101,824	1960’s-2004	Price Chopper	58,545	11/30/2015
Rite Aid at Massillon	OH	2005	100%	10,125	1999	Rite Aid	10,125	1/31/2020
River View Plaza I, II and III	PA	2003	100%	244,225	1991/1998	United Artists Theatre	77,700	12/31/2018
						Avalon Carpet	25,000	1/31/2012
						Pep Boys	22,000	9/30/2014
Shelby Discount Drug Mart Plaza	OH	2005	100%	36,596	2002	Discount Drug Mart	24,596	3/31/2019
Shoppes at Salem Run	VA	2005	100%	15,100	2005
Smithfield Plaza	VA	2005-2008	100%	134,664	1987/1996	Farm Fresh	45,544	1/31/2014
						Maxway	21,600	9/30/2013
						Peebles	21,600	1/31/2015
South Philadelphia	PA	2003	100%	283,415	1950/2003	Shop Rite	54,388	9/30/2018
						Ross Dress For Less	31,349	1/31/2013
						Bally’s Total Fitness	31,000	5/31/2017
						Modell’s	20,000	1/31/2018
St. James Square	MD	2005	100%	39,903	2000	Food Lion	33,000	11/14/2020
Stadium Plaza	MI	2005	100%	77,688	1960’s/2003	A&P	54,650	8/31/2022
Suffolk Plaza	VA	2005	100%	67,216	1984	Farm Fresh	67,216	1/31/2014
Swede Square	PA	2003	100%	98,792	1980/2004	LA Fitness	37,200	6/30/2016
The Commons	PA	2004	100%	175,121	2003	Elder Beerman	54,500	1/31/2017
						Shop ’n Save	52,654	10/7/2015

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of Sep 30, 2010

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration
The Point	PA	2000	100%	250,697	1972/2001	Burlington Coat Factory	76,665	1/31/2016
						Giant Foods	58,585	7/31/2021
						Staples	24,000	8/31/2013
						AC Moore	20,000	7/31/2013
The Point at Carlisle Plaza	PA	2005	100%	182,859	1965/2005	Bon-Ton	59,925	1/25/2015
						Office Max	22,645	10/22/2012
						Dunham Sports	21,300	1/31/2016
The Shops at Suffolk Downs	MA	2005	100%	121,829	2005	Stop & Shop	74,977	9/30/2025
Timpany Plaza	MA	2007	100%	183,775	1970’s-1989	Stop & Shop	59,947	12/31/2014
						Big Lots	28,027	1/31/2014
						Gardner Theater	27,576	5/31/2014
Trexler Mall	PA	2005	100%	339,363	1973/2004	Kohl’s	88,248	1/31/2024
						Bon-Ton	62,000	1/28/2012
						Giant Foods	56,753	1/31/2016
						Lehigh Wellness Partners	30,594	11/30/2013
						Trexlertown Fitness Club	28,870	2/28/2015
Ukrop’s at Fredericksburg	VA	2005	100%	63,000	1997	Ukrop’s Supermarket	63,000	8/4/2017
Valley Plaza	MD	2003	100%	190,939	1975/1994	K-Mart	95,810	9/30/2014
						Ollie’s Bargain Outlet	41,888	3/31/2016
						Tractor Supply	32,095	5/31/2015
Virginia Center Commons	VA	2005	100%	9,763	2002
Virginia Little Creek	VA	2005	100%	69,620	1996/2001	Farm Fresh	66,120	1/31/2014
Wal-Mart Center	CT	2003	100%	155,842	1972/2000	Wal-Mart	95,482	1/31/2020
						NAMCO	20,000	1/31/2016
Washington Center Shoppes	NJ	2001	100%	157,290	1979/1995	Acme Markets	66,046	12/2/2020
						Planet Fitness	20,742	3/31/2024
West Bridgewater Plaza	MA	2007	100%	133,039	1970/2007	Shaw’s	57,315	2/28/2027
						Big Lots	25,000	1/31/2014
Westlake Discount Drug Mart Plaza	OH	2005	100%	55,775	2005	BG Storage	31,295	1/31/2016
						Discount Drug Mart	24,480	3/31/2021
Yorktowne Plaza	MD	2007	100%	158,982	1970/2000	Food Lion	37,692	12/31/2020

Total Wholly-Owned Properties				8,108,740

Properties Owned in Joint Venture:
Homburg Joint Venture:
Aston Center	PA	2007	20%	55,000	2005	Giant Foods	55,000	11/30/2025
Ayr Town Center	PA	2007	20%	55,600	2005	Giant Foods	50,000	5/31/2025
Fieldstone Marketplace	MA	2005	20%	193,970	1988/2003	Shaw’s	68,000	2/29/2024
						Flagship Cinema	41,975	10/31/2023

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of Sep 30, 2010

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration
Meadows Marketplace	PA	2004	20%	91,538	2005	Giant Foods	65,507	11/30/2025
Parkway Plaza	PA	2007	20%	106,628	1998-2002	Giant Foods	66,935	12/31/2018
Pennsboro Commons	PA	2005	20%	107,384	1999	Giant Foods	68,624	8/10/2019
Scott Town Center	PA	2007	20%	67,933	2004	Giant Foods	54,333	7/31/2023
Spring Meadow Shopping Center	PA	2007	20%	67,950	2004	Giant Foods	65,000	10/31/2024
Stonehedge Square	PA	2006	20%	88,677	1990/2006	Nell’s Market	51,687	5/31/2026

				834,680

PCP Joint Venture:
New London Mall	CT	2009	40%	257,814	1967/1997 -	Shoprite	64,017	2/29/2020
					2000	Marshalls	30,354	1/31/2014
						Homegoods	25,432	1/31/2016
						Petsmart	23,500	1/31/2015
						AC Moore	20,932	3/31/2015
San Souci Plaza	MD	2009	40%	264,134	1985 - 1997/	Shoppers Food Warehouse	61,466	5/31/2020
					2007	Marshalls	27,000	9/30/2017

				521,948
Joint Ventures (other):
CVS at Naugatuck	CT	2008	50%	13,225	2008	CVS	13,225	1/31/2034

Total Consolidated Joint Ventures				1,369,853

Cedar/RioCan Joint Venture:
Blue Mountain Commons	PA	2008	20%	121,146	2009	Giant Foods	97,707	10/31/2026
Columbus Crossing	PA	2003	20%	142,166	2001	Super Fresh	61,506	9/30/2020
						Old Navy	25,000	1/31/2014
						AC Moore	22,000	9/30/2011
Creekview Plaza	PA	2010	20%	136,423	1999	Genuardi’s	48,966	12/31/2021
						Bed Bath & Beyond	25,000	1/13/2012
Exeter Commons	PA	2010	20%	361,321	2009/2010	Lowe’s	171,069	10/31/2029
						Giant Foods	81,715	8/31/2029
Franklin Village Plaza	MA	2004	20%	304,277	1987/2005	Stop & Shop	75,000	4/30/2026
						Marshalls	26,890	1/31/2014
Loyal Plaza	PA	2002	20%	293,825	1969/2000	K-Mart	102,558	8/31/2016
						Giant Foods	66,935	10/31/2019
						Staples	20,555	11/30/2014
Monroe Marketplace	PA	2010	20%	328,013	2007/2008	Giant Food Store	76,000	10/31/2028
						Kohl’s Department Store	68,430	1/31/2029
						Dick’s Sporting Goods	51,119	1/31/2019
Montville Commons	CT	2010	20%	117,916	2006	Stop & Shop	63,000	3/1/2027
New River Valley	VA	2010	20%	164,663	2007	Best Buy	30,041	1/31/2018
						Ross Stores	30,037	1/31/2019
Pitney Road Plaza	PA	2010	20%	45,915	2009	Best Buy	45,915	1/31/2020
Shaw’s Plaza	MA	2006	20%	176,609	1968/1998	Shaw’s	60,748	2/28/2023
						Marshall’s	25,752	1/31/2013
Stop & Shop Plaza	CT	2008	20%	54,510	2006	Stop & Shop	54,510	11/30/2026
Sunset Crossing	PA	2003	20%	74,142	2002	Giant Foods	54,332	6/30/2022
Sunrise Plaza	NJ	2010	20%	248,160	2007	Home Depot	130,601	1/31/2038
						Kohl’s Department Store	96,171	10/31/2028
Town Square Plaza	PA	2010	20%	127,636	2009	Giant Foods	73,327	9/30/2028
						A.C. Moore	21,600	11/15/2018

Total Cedar/RioCan Joint Venture				2,696,722

Total Operating Portfiolio				12,175,315

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of Sep 30, 2010

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration
Redevelopment and Major Retenanting Properties:
Columbia Mall	PA	2005	75%	348,574	1988	Sears	64,264	10/24/2013
						Bon-Ton	45,000	10/31/2013
Oakhurst Plaza	VA	2006	100%	107,869	1980/2001
Shore Mall	NJ	2006	100%	459,098	1960/1980	Boscov’s	172,200	9/19/2018
						Burlington Coat Factory	85,000	11/30/2014
						K&G	25,000	2/28/2017
The Brickyard	CT	2004	100%	274,553	1990	Home Depot	103,003	1/31/2015
						Syms	38,000	3/31/2012
Townfair Center	PA	2004	100%	138,041	2002	Lowe’s Home Centers	95,173	12/31/2015
Trexlertown Plaza	PA	2006	100%	241,381	1990/2005	Redner’s	47,900	10/31/2015
						Big Lots	33,824	1/31/2012
						Tractor Supply	22,670	10/31/2020
						Sears	22,500	10/31/2012

Total Redevelopment and Major Retenanting Properties				1,569,516

Total Operating Portfolio				13,744,831

Ground-Up Developments:
Crossroads II	PA	2008	60%	133,618	2009	Giant Foods	76,415	11/30/2029
Heritage Crossing	PA	2008	60%	59,396	2009
Northside Commons	PA	2008	100%	85,300	2009	Redner’s Market	48,519	8/31/2029
Upland Square	PA	2007	60%	452,304	2009	Giant Foods	78,900	7/31/2029
						LA Fitness	42,000	2/28/2025
						Best Buy	30,000	12/31/2019
						Bed, Bath & Beyond	25,000	1/31/2020
						TJ Maxx	25,000	8/31/2019

Total Ground-Up Developments				730,618

Total Portfolio				14,475,449

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft.
As of Sep 30, 2010

			Financial statement carrying values						Gross
								Managed	leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	unconsolidated	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	joint venture	(“GLA”)	occupied	leased sq. ft.
Operating Portfolio:
Academy Plaza	PA	100%	$2,406,000	$11,299,000	$13,705,000	$2,571,000	$11,134,000		152,727	79.8%	$13.06
Annie Land Plaza	VA	100%	809,000	4,035,000	4,844,000	615,000	4,229,000		42,500	97.2%	9.18
Camp Hill	PA	100%	4,424,000	60,930,000	65,354,000	9,232,000	56,122,000		472,432	98.0%	12.96
Carbondale Plaza	PA	100%	1,586,000	12,169,000	13,755,000	2,205,000	11,550,000		129,915	85.6%	6.91
Carll’s Corner	NJ	100%	2,945,000	15,325,000	18,270,000	1,660,000	16,610,000		129,582	94.5%	8.67
Carman’s Plaza	NY	100%	8,421,000	35,304,000	43,725,000	3,783,000	39,942,000		194,481	90.7%	16.40
Centerville Discount Drug Mart Plaza	OH	100%	1,219,000	5,472,000	6,691,000	945,000	5,746,000		49,494	66.7%	10.35
Circle Plaza	PA	100%	546,000	2,930,000	3,476,000	252,000	3,224,000		92,171	100.0%	2.74
Clyde Discount Drug Mart Plaza	OH	100%	673,000	3,232,000	3,905,000	587,000	3,318,000		34,592	88.4%	9.48
Coliseum Marketplace	VA	100%	3,586,000	17,165,000	20,751,000	3,257,000	17,494,000		98,359	78.0%	16.77
CVS at Bradford	PA	100%	291,000	1,482,000	1,773,000	299,000	1,474,000		10,722	100.0%	12.80
CVS at Celina	OH	100%	418,000	1,967,000	2,385,000	335,000	2,050,000		10,195	100.0%	18.54
CVS at Erie	PA	100%	399,000	1,783,000	2,182,000	289,000	1,893,000		10,125	100.0%	16.50
CVS at Kinderhook	NY	100%	2,502,000	1,106,000	3,608,000	90,000	3,518,000		13,225	100.0%	20.70
CVS at Portage Trail	OH	100%	341,000	1,611,000	1,952,000	286,000	1,666,000		10,722	100.0%	13.00
Dunmore Shopping Center	PA	100%	565,000	2,245,000	2,810,000	491,000	2,319,000		101,000	66.2%	3.65
East Chestnut	PA	100%	800,000	3,702,000	4,502,000	790,000	3,712,000		21,180	100.0%	13.39
Elmhurst Square	VA	100%	1,371,000	6,239,000	7,610,000	992,000	6,618,000		66,250	88.5%	9.09
Enon Discount Drug Mart Plaza	OH	100%	1,135,000	4,357,000	5,492,000	659,000	4,833,000		42,876	73.2%	10.10
Fairfield Plaza	CT	100%	2,202,000	9,394,000	11,596,000	1,567,000	10,029,000		72,279	95.4%	13.81
Fairview Plaza	PA	100%	2,129,000	8,716,000	10,845,000	1,735,000	9,110,000		69,579	100.0%	12.26
Fairview Commons	PA	100%	858,000	3,568,000	4,426,000	577,000	3,849,000		59,578	66.9%	6.63
FirstMerit Bank at Akron	OH	100%	168,000	736,000	904,000	140,000	764,000		3,200	100.0%	23.51
FirstMerit Bank at Cuyahoga Falls	OH	100%	264,000	1,312,000	1,576,000	209,000	1,367,000		18,300	100.0%	6.03
Gahanna Discount Drug Mart Plaza	OH	100%	1,738,000	6,765,000	8,503,000	1,034,000	7,469,000		48,992	76.5%	13.78
General Booth Plaza	VA	100%	1,935,000	9,580,000	11,515,000	2,024,000	9,491,000		73,320	95.3%	12.69
Gold Star Plaza	PA	100%	1,644,000	6,693,000	8,337,000	1,108,000	7,229,000		71,720	84.4%	9.08
Golden Triangle	PA	100%	2,320,000	19,463,000	21,783,000	4,089,000	17,694,000		202,943	97.4%	12.06
Groton Shopping Center	CT	100%	3,073,000	12,410,000	15,483,000	1,701,000	13,782,000		117,986	97.1%	10.67
Grove City Discount Drug Mart Plaza	OH	100%	1,241,000	5,041,000	6,282,000	739,000	5,543,000		40,848	68.2%	11.20
Halifax Plaza	PA	100%	1,347,000	6,034,000	7,381,000	1,101,000	6,280,000		51,510	100.0%	11.94
Hamburg Commons	PA	100%	1,153,000	9,892,000	11,045,000	1,461,000	9,584,000		99,580	93.5%	6.13
Hannaford Plaza	MA	100%	1,874,000	8,843,000	10,717,000	1,332,000	9,385,000		102,459	98.2%	8.10
Hilliard Discount Drug Mart Plaza	OH	100%	1,307,000	4,980,000	6,287,000	659,000	5,628,000		40,988	80.3%	10.52
Hills & Dales Discount Drug Mart Plaza	OH	100%	786,000	3,095,000	3,881,000	391,000	3,490,000		33,553	89.8%	9.74
Huntingdon Plaza	PA	100%	933,000	6,054,000	6,987,000	844,000	6,143,000		147,355	52.8%	7.12
Jordan Lane	CT	100%	4,291,000	22,023,000	26,314,000	3,861,000	22,453,000		181,730	97.7%	10.31
Kempsville Crossing	VA	100%	2,207,000	11,139,000	13,346,000	2,442,000	10,904,000		94,477	98.7%	11.00
Kenley Village	MD	100%	726,000	3,557,000	4,283,000	1,012,000	3,271,000		51,894	95.0%	8.01
Kings Plaza	MA	100%	2,408,000	12,838,000	15,246,000	1,583,000	13,663,000		168,243	95.2%	6.02
Kingston Plaza	NY	100%	2,891,000	2,344,000	5,235,000	229,000	5,006,000		18,337	100.0%	26.76
LA Fitness Facility	PA	100%	2,462,000	5,176,000	7,638,000	979,000	6,659,000		41,000	100.0%	19.90
Lake Raystown Plaza	PA	100%	2,231,000	13,117,000	15,348,000	2,348,000	13,000,000		145,727	89.3%	12.26
Liberty Marketplace	PA	100%	2,695,000	12,863,000	15,558,000	2,013,000	13,545,000		68,200	89.4%	17.50
Lodi Discount Drug Mart Plaza	OH	100%	704,000	3,461,000	4,165,000	713,000	3,452,000		38,576	87.7%	8.68
Martin’s at Glen Allen	VA	100%	6,769,000	686,000	7,455,000	275,000	7,180,000		43,000	100.0%	9.73
Mason Discount Drug Mart Plaza	OH	100%	1,849,000	7,449,000	9,298,000	979,000	8,319,000		52,896	75.7%	13.74
McCormick Place	OH	100%	849,000	4,064,000	4,913,000	992,000	3,921,000		46,000	100.0%	8.50
Mechanicsburg Giant	PA	100%	2,709,000	12,159,000	14,868,000	1,720,000	13,148,000		51,500	100.0%	21.78
Metro Square	MD	100%	3,121,000	12,351,000	15,472,000	810,000	14,662,000		71,896	100.0%	18.50
Newport Plaza	PA	100%	1,672,000	8,165,000	9,837,000	1,359,000	8,478,000		64,489	100.0%	10.97
Oak Ridge	VA	100%	960,000	4,281,000	5,241,000	533,000	4,708,000		38,700	100.0%	10.52
Oakland Commons	CT	100%	2,504,000	15,677,000	18,181,000	1,729,000	16,452,000		89,850	100.0%	10.71
Oakland Mills	MD	100%	1,611,000	6,324,000	7,935,000	1,293,000	6,642,000		58,224	100.0%	13.17
Ontario Discount Drug Mart Plaza	OH	100%	809,000	3,670,000	4,479,000	675,000	3,804,000		38,623	78.9%	8.32
Palmyra Shopping Center	PA	100%	1,488,000	7,086,000	8,574,000	1,418,000	7,156,000		112,108	83.1%	5.26
Pickerington Discount Drug Mart Plaza	OH	100%	1,305,000	5,966,000	7,271,000	1,105,000	6,166,000		47,810	81.6%	12.02
Pine Grove Plaza	NJ	100%	2,010,000	6,591,000	8,601,000	1,234,000	7,367,000		86,089	100.0%	10.63
Polaris Discount Drug Mart Plaza	OH	100%	1,242,000	5,846,000	7,088,000	1,261,000	5,827,000		50,283	94.4%	11.49
Port Richmond Village	PA	100%	2,843,000	12,537,000	15,380,000	2,865,000	12,515,000		154,908	99.4%	12.82
Price Chopper Plaza	MA	100%	4,086,000	18,402,000	22,488,000	1,765,000	20,723,000		101,824	88.4%	11.29
Rite Aid at Massillon	OH	100%	442,000	2,020,000	2,462,000	326,000	2,136,000		10,125	100.0%	18.99
River View Plaza I, II and III	PA	100%	9,718,000	44,241,000	53,959,000	8,467,000	45,492,000		244,225	89.3%	18.17
Shelby Discount Drug Mart Plaza	OH	100%	671,000	3,399,000	4,070,000	686,000	3,384,000		36,596	72.7%	9.08
Shoppes at Salem Run	VA	100%	1,076,000	4,265,000	5,341,000	589,000	4,752,000		15,100	39.7%	25.65
Smithfield Plaza	VA	100%	2,919,000	13,013,000	15,932,000	1,746,000	14,186,000		134,664	96.4%	9.34

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of Sep 30, 2010

			Financial statement carrying values						Gross
								Managed	leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	unconsolidated	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	joint venture	(“GLA”)	occupied	leased sq. ft.

South Philadelphia	PA	100%	8,222,000	38,907,000	47,129,000	8,765,000	38,364,000		283,415	82.3%	13.70
St. James Square	MD	100%	688,000	4,446,000	5,134,000	940,000	4,194,000		39,903	96.2%	11.37
Stadium Plaza	MI	100%	2,443,000	9,813,000	12,256,000	1,530,000	10,726,000		77,688	100.0%	15.28
Suffolk Plaza	VA	100%	1,402,000	7,236,000	8,638,000	1,568,000	7,070,000		67,216	100.0%	9.40
Swede Square	PA	100%	2,272,000	10,713,000	12,985,000	2,600,000	10,385,000		98,792	98.0%	14.30
The Commons	PA	100%	3,098,000	15,178,000	18,276,000	3,319,000	14,957,000		175,121	90.3%	10.09
The Point	PA	100%	2,996,000	23,485,000	26,481,000	5,070,000	21,411,000		250,697	92.6%	11.42
The Point at Carlisle Plaza	PA	100%	2,233,000	11,429,000	13,662,000	2,492,000	11,170,000		182,859	88.8%	6.81
The Shops at Suffolk Downs	MA	100%	7,580,000	19,622,000	27,202,000	1,859,000	25,343,000		121,829	92.4%	14.10
Timpany Plaza	MA	100%	3,370,000	19,573,000	22,943,000	2,282,000	20,661,000		183,775	92.9%	6.39
Trexler Mall	PA	100%	6,932,000	33,151,000	40,083,000	5,023,000	35,060,000		339,363	97.8%	8.62
Ukrop’s at Fredericksburg	VA	100%	3,213,000	12,758,000	15,971,000	1,802,000	14,169,000		63,000	100.0%	17.42
Valley Plaza	MD	100%	1,950,000	8,527,000	10,477,000	1,533,000	8,944,000		190,939	100.0%	4.89
Virginia Center Commons	VA	100%	992,000	3,863,000	4,855,000	647,000	4,208,000		9,763	100.0%	34.56
Virginia Little Creek	VA	100%	1,639,000	8,350,000	9,989,000	1,666,000	8,323,000		69,620	100.0%	11.00
Wal-Mart Center	CT	100%	—	11,862,000	11,862,000	2,108,000	9,754,000		155,842	98.7%	6.57
Washington Center Shoppes	NJ	100%	2,000,000	11,115,000	13,115,000	2,559,000	10,556,000		157,290	94.3%	8.81
West Bridgewater Plaza	MA	100%	2,676,000	14,263,000	16,939,000	1,434,000	15,505,000		133,039	90.8%	9.28
Westlake Discount Drug Mart Plaza	OH	100%	1,004,000	4,011,000	5,015,000	538,000	4,477,000		55,775	43.9%	9.85
Yorktowne Plaza	MD	100%	5,879,000	25,432,000	31,311,000	3,130,000	28,181,000		158,982	94.5%	13.59

Total Wholly-Owned Properties			191,266,000	893,373,000	1,084,639,000	147,921,000	936,718,000		8,108,740	91.3%	11.02

Homburg Joint Venture:
Aston Center	PA	20%	4,319,000	17,070,000	21,389,000	1,658,000	19,731,000		55,000	100.0%	24.70
Ayr Town Center	PA	20%	2,442,000	9,750,000	12,192,000	1,065,000	11,127,000		55,600	94.2%	16.06
Fieldstone Marketplace	MA	20%	5,167,000	22,085,000	27,252,000	3,674,000	23,578,000		193,970	100.0%	11.58
Meadows Marketplace	PA	20%	1,914,000	11,390,000	13,304,000	1,315,000	11,989,000		91,538	95.8%	15.08
Parkway Plaza	PA	20%	4,647,000	19,435,000	24,082,000	2,248,000	21,834,000		106,628	98.0%	15.22
Pennsboro Commons	PA	20%	3,608,000	14,297,000	17,905,000	2,463,000	15,442,000		107,384	93.2%	14.59
Scott Town Center	PA	20%	2,959,000	11,801,000	14,760,000	1,330,000	13,430,000		67,933	94.1%	18.12
Spring Meadow Shopping Center	PA	20%	4,112,000	16,429,000	20,541,000	1,679,000	18,862,000		67,950	100.0%	20.95
Stonehedge Square	PA	20%	2,698,000	11,758,000	14,456,000	1,767,000	12,689,000		88,677	95.4%	11.54

			31,866,000	134,015,000	165,881,000	17,199,000	148,682,000		834,680	97.1%	15.28

PCP Joint Venture:
New London Mall	CT	40%	8,827,000	31,919,000	40,746,000	2,363,000	38,383,000		257,814	96.6%	13.46
San Souci Plaza	MD	40%	13,379,000	21,263,000	34,642,000	2,559,000	32,083,000		264,134	90.3%	10.20

			22,206,000	53,182,000	75,388,000	4,922,000	70,466,000		521,948	93.4%	11.86

Other:
CVS at Naugatuck	CT	50%	—	2,825,000	2,825,000	135,000	2,690,000		13,225	100.0%	35.01

Total Consolidated Joint Ventures			54,072,000	190,022,000	244,094,000	22,256,000	221,838,000		1,369,853	95.7%	14.21

Cedar/RioCan Joint Venture:
Blue Mountain Commons	PA	20%	—	—	—	—	—	$31,050,000	121,146	90.3%	26.15
Columbus Crossing	PA	20%	—	—	—	—	—	25,364,000	142,166	100.0%	16.18
Creekview Plaza	PA	20%	—	—	—	—	—	26,164,000	136,423	100.0%	15.20
Exeter Commons	PA	20%	—	—	—	—	—	53,057,000	361,321	95.7%	12.69
Franklin Village Plaza	MA	20%	—	—	—	—	—	53,809,000	304,277	92.3%	19.95
Loyal Plaza	PA	20%	—	—	—	—	—	26,783,000	293,825	99.5%	8.06
Monroe Marketplace	PA	20%	—	—	—	—	—	42,866,000	328,013	97.9%	10.34
Montville Commons	CT	20%	—	—	—	—	—	18,900,000	117,916	95.3%	15.41
New River Valley	VA	20%	—	—	—	—	—	27,570,000	164,663	100.0%	14.37
Pitney Road Plaza	PA	20%	—	—	—	—	—	11,056,000	45,915	100.0%	19.75
Shaw’s Plaza	MA	20%	—	—	—	—	—	20,419,000	176,609	96.4%	11.27
Stop & Shop Plaza	CT	20%	—	—	—	—	—	8,779,000	54,510	100.0%	15.59
Sunset Crossing	PA	20%	—	—	—	—	—	9,529,000	74,142	91.9%	14.40
Sunrise Plaza	NJ	20%	—	—	—	—	—	26,543,000	248,160	100.0%	7.74
Town Square Plaza	PA	20%	—	—	—	—	—	17,436,000	127,636	100.0%	26.15

Total Cedar/RioCan Joint Venture			—	—	—	—	—	399,325,000	2,696,722	97.1%	14.09

Total Operating Properties			245,338,000	1,083,395,000	1,328,733,000	170,177,000	1,158,556,000	399,325,000	12,175,315	93.1%	12.10

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of Sep 30, 2010

			Financial statement carrying values						Gross
								Managed	leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	unconsolidated	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	joint venture	(“GLA”)	occupied	leased sq. ft.

Redevelopment and Major Retenanting Properties:
Columbia Mall	PA	75%	2,855,000	16,988,000	19,843,000	2,681,000	17,162,000		348,574	65.3%	4.67
Oakhurst Plaza	PA	100%	4,539,000	18,194,000	22,733,000	2,455,000	20,278,000		107,869	34.8%	22.36
Shore Mall	NJ	100%	7,179,000	42,544,000	49,723,000	6,279,000	43,444,000	—	459,098	90.0%	8.25
The Brickyard	CT	100%	6,465,000	29,853,000	36,318,000	6,494,000	29,824,000		274,553	60.0%	8.65
Townfair Center	PA	100%	3,022,000	19,014,000	22,036,000	2,445,000	19,591,000	—	138,041	88.9%	6.58
Trexlertown Plaza	PA	100%	5,262,000	27,618,000	32,880,000	3,049,000	29,831,000	—	241,381	70.9%	10.66

Total Redevelopment and Major Retenanting Properties			29,322,000	154,211,000	183,533,000	23,403,000	160,130,000	—	1,569,516	72.4%	8.24

Total Operating Portfolio			274,660,000	1,237,606,000	1,512,266,000	193,580,000	1,318,686,000	399,325,000	13,744,831	90.8%	$11.75

Ground-Up Developments:
Crossroads II	PA	60%	17,671,000	24,816,000	42,487,000	567,000	41,920,000	—	133,618	81.2%	$19.90
Heritage Crossing	PA	60%	5,066,000	6,076,000	11,142,000	197,000	10,945,000	—	59,396	51.9%	22.94
Northside Commons	PA	100%	3,379,000	9,942,000	13,321,000	233,000	13,088,000	—	85,300	72.9%	9.87
Upland Square	PA	60%	27,454,000	56,966,000	84,420,000	1,367,000	83,053,000	—	452,304	62.9%	16.16

Total Ground-Up Developments			53,570,000	97,800,000	151,370,000	2,364,000	149,006,000	—	730,618

Total Portfolio			328,230,000	1,335,406,000	1,663,636,000	195,944,000	1,467,692,000	399,325,000	14,475,449

Land for Held For Future Expansion and/or Development:
Columbia Mall	PA	75%	1,465,000	422,000	1,887,000	—	1,887,000	—	46.21	acres
Halifax Commons	PA	100%	872,000	352,000	1,224,000	—	1,224,000	—	4.37	acres
Halifax Plaza	PA	100%	1,503,000	1,221,000	2,724,000	—	2,724,000	—	12.83	acres
Liberty Marketplace	PA	100%	1,564,000	33,000	1,597,000	—	1,597,000	—	15.51	acres
Oregon Pike	PA	100%	2,283,000	72,000	2,355,000	—	2,355,000	—	11.20	acres
Shore Mall	NJ	100%	2,018,000	250,000	2,268,000	—	2,268,000	—	50.00	acres
The Brickyard	CT	100%	1,183,000	176,000	1,359,000	—	1,359,000	—	1.95	acres
Trexlertown Plaza	PA	100%	8,089,000	2,277,000	10,366,000	—	10,366,000	—	37.28	acres
Trindle Spring	NY	100%	1,148,000	269,000	1,417,000	—	1,417,000	—	2.10	acres
Wyoming	MI	100%	360,000	—	360,000	—	360,000	—	12.32	acres
Various projects in progress	N/A	100%	—	1,190,000	1,190,000	—	1,190,000	—	—	acres

Total Land for Held For Future Expansion and/or Development:			20,485,000	6,262,000	26,747,000	—	26,747,000	—	193.76	acres

Total Carrying Value			$348,715,000	$1,341,668,000	$1,690,383,000	$195,944,000	$1,494,439,000	$399,325,000

CEDAR SHOPPING CENTERS, INC.
Debt Summary
As of Sep 30, 2010

			Debt Balances
			Financial statement carrying values			Stated contract amounts
	Percent	Maturity	Int.	Sep 30,	Dec 31,	Int.	Sep 30,	Dec 31,
Property	Owned	Date	rate	2010	2009	rate	2010	2009
Fixed-rate mortgages:
Academy Plaza	100%	Mar 2013	7.3%	$9,197,000	$9,365,000	7.3%	$9,197,000	$9,365,000
Camp Hill Shopping Center	100%	Jan 2017	5.5%	65,000,000	65,000,000	5.5%	65,000,000	65,000,000
Carbondale Plaza	100%	May 2015	6.4%	4,972,000	—	6.4%	4,972,000	—
Carll’s Corner	100%	Nov 2012	5.6%	5,817,000	5,908,000	5.6%	5,817,000	5,908,000
Carman’s Plaza	100%	Oct 2016	6.3%	33,362,000	33,345,000	6.2%	33,500,000	33,500,000
Centerville Discount Drug Mart	100%	May 2015	5.2%	2,756,000	2,795,000	5.2%	2,756,000	2,795,000
Clyde Discount Drug Mart	100%	May 2015	5.2%	1,912,000	1,939,000	5.2%	1,912,000	1,939,000
Coliseum Marketplace	100%	Jul 2014	5.2%	12,036,000	12,228,000	6.1%	11,684,000	11,803,000
Crossroads II	60%	Jan 2010	7.1%	—	900,000	7.1%	—	900,000
Crossroads II	60%	Jan 2010	8.5%	—	425,000	8.5%	—	425,000
CVS at Bradford	100%	Mar 2017	5.2%	707,000	775,000	7.1%	670,000	729,000
CVS at Celina	100%	Jan 2020	5.2%	1,349,000	1,429,000	7.5%	1,232,000	1,295,000
CVS at Erie	100%	Nov 2018	5.2%	1,039,000	1,114,000	7.1%	972,000	1,036,000
CVS at Kinderhook	100%	Jul 2019	5.3%	2,442,000	2,480,000	5.3%	2,442,000	2,480,000
CVS at Portage Trail	100%	Aug 2017	5.0%	774,000	843,000	7.8%	714,000	771,000
East Chestnut	100%	Apr 2018	7.4%	1,909,000	1,988,000	5.2%	1,723,000	1,778,000
Elmhurst Square Shopping Center	100%	Dec 2014	5.4%	3,990,000	4,045,000	5.4%	3,990,000	4,045,000
Fairfield Plaza	100%	July 2015	5.0%	5,034,000	5,106,000	5.0%	5,034,000	5,106,000
Fairview Plaza	100%	Feb 2013	5.7%	5,398,000	5,479,000	5.7%	5,398,000	5,479,000
Gahanna Discount Drug Mart	100%	Nov 2016	5.8%	4,943,000	4,998,000	5.8%	4,943,000	4,998,000
General Booth Plaza	100%	Aug 2013	5.2%	5,310,000	5,409,000	6.1%	5,189,000	5,257,000
Gold Star Plaza	100%	May 2019	6.0%	2,270,000	2,417,000	7.3%	2,169,000	2,300,000
Golden Triangle	100%	Feb 2018	6.0%	20,778,000	20,999,000	6.0%	20,778,000	20,999,000
Groton Shopping Center	100%	Oct 2015	6.2%	11,548,000	11,622,000	5.3%	11,887,000	12,013,000
Halifax Plaza	100%	Feb 2010	6.8%	—	3,324,000	6.8%	—	3,324,000
Halifax Plaza	100%	Apr 2020	6.3%	4,270,000	—	6.3%	4,270,000	—
Hamburg Commons	100%	Oct 2016	6.1%	5,121,000	5,180,000	6.1%	5,121,000	5,180,000
Jordan Lane	100%	Dec 2015	5.5%	12,917,000	13,080,000	5.5%	12,917,000	13,080,000
Kempsville Crossing	100%	Aug 2013	5.2%	6,004,000	6,122,000	6.1%	5,869,000	5,950,000
King’s Plaza	100%	Jul 2014	6.0%	7,712,000	7,811,000	6.0%	7,712,000	7,811,000
Kingston Plaza	100%	Jul 2019	5.3%	3,145,000	3,194,000	5.3%	3,145,000	3,194,000
Kingston Plaza	100%	Jul 2019	5.3%	525,000	533,000	5.3%	525,000	533,000
LA Fitness Facility	100%	Jan 2013	5.4%	5,698,000	5,790,000	5.4%	5,698,000	5,790,000
Liberty Marketplace	100%	Jul 2014	5.2%	9,178,000	9,373,000	6.1%	8,913,000	9,052,000
Lodi Discount Drug Mart	100%	May 2015	5.2%	2,330,000	2,363,000	5.2%	2,330,000	2,363,000
McCormick Place	100%	Aug 2017	6.1%	2,595,000	2,621,000	6.1%	2,595,000	2,621,000
Mechanicsburg Giant	100%	Nov 2014	5.2%	9,452,000	9,667,000	5.5%	9,340,000	9,533,000
Metro Square	100%	Nov 2029	7.5%	9,015,000	9,162,000	7.5%	9,015,000	9,162,000
Newport Plaza	100%	Feb 2010	6.8%	—	4,338,000	6.8%	—	4,338,000
Newport Plaza	100%	Jan 2015	6.0%	5,611,000	—	6.0%	5,611,000	—
Oak Ridge Shopping Center	100%	May 2015	5.5%	3,420,000	3,459,000	5.5%	3,420,000	3,459,000
Oakland Mills	100%	Jan 2016	5.5%	4,857,000	4,918,000	5.5%	4,857,000	4,918,000
Ontario Discount Drug Mart	100%	May 2015	5.2%	2,152,000	2,181,000	5.2%	2,152,000	2,181,000
Pickerington Discount Drug Mart	100%	Jul 2015	5.0%	4,092,000	4,150,000	5.0%	4,092,000	4,150,000
Pine Grove Plaza	100%	Sep 2015	5.0%	5,716,000	5,797,000	5.0%	5,716,000	5,797,000
Polaris Discount Drug Mart	100%	May 2015	5.2%	4,390,000	4,451,000	5.2%	4,390,000	4,451,000
Port Richmond Village	100%	Aug 2013	6.5%	14,495,000	14,683,000	6.5%	14,495,000	14,683,000
Rite Aid at Massillon	100%	Jan 2020	5.0%	1,356,000	1,437,000	7.7%	1,222,000	1,283,000
Shelby Discount Drug Mart Plaza	100%	May 2015	5.2%	2,151,000	2,181,000	5.2%	2,151,000	2,181,000
Shore Mall	100%	Dec 2024	8.0%	229,000	243,000	8.0%	151,000	157,000
Smithfield Plaza	100%	Aug 2013	5.2%	3,408,000	3,467,000	6.1%	3,330,000	3,368,000
Smithfield Plaza	100%	May 2016	6.6%	6,893,000	6,938,000	6.2%	6,997,000	7,057,000
Suffolk Plaza	100%	Aug 2013	5.2%	4,521,000	4,617,000	6.1%	4,419,000	4,488,000
The Point	100%	Sep 2012	7.6%	16,933,000	17,298,000	7.6%	16,933,000	17,298,000
Timpany Plaza	100%	Jan 2014	5.6%	8,238,000	8,377,000	6.1%	8,104,000	8,211,000
Trexler Mall	100%	May 2014	5.4%	21,204,000	21,526,000	5.5%	21,096,000	21,395,000
Virginia Little Creek	100%	Aug 2013	5.2%	4,811,000	4,904,000	6.1%	4,702,000	4,766,000
Virginia Little Creek	100%	Sep 2021	5.2%	423,000	444,000	8.0%	372,000	387,000
Wal-Mart Center	100%	Nov 2014	5.1%	5,717,000	5,795,000	5.1%	5,717,000	5,795,000
Washington Center Shoppes	100%	Dec 2012	5.9%	8,483,000	8,575,000	5.9%	8,483,000	8,575,000
West Bridgewater	100%	Sep 2016	6.5%	10,804,000	10,885,000	6.2%	10,880,000	10,970,000

CEDAR SHOPPING CENTERS, INC.
Debt Summary (Continued)
As of Sep 30, 2010

			Debt Balances
			Financial statement carrying values			Stated contract amounts
	Percent	Maturity	Int.	Sep 30,	Dec 31,	Int.	Sep 30,	Dec 31,
Property	Owned	Date	rate	2010	2009	rate	2010	2009

Westlake Discount Drug Mart Plaza	100%	Dec 2016	5.6%	3,178,000	3,215,000	5.6%	3,178,000	3,215,000
Yorktowne Plaza	100%	Jul 2014	6.1%	20,162,000	20,418,000	6.0%	20,182,000	20,441,000
Various land parcels	100%	Jul 2010	5.5%	—	3,000,000	5.5%	—	3,000,000

				443,749,000	446,126,000		442,079,000	444,078,000

Homburg Joint Venture:
Aston Center	20%	Nov 2015	5.5%	12,623,000	12,802,000	5.9%	12,409,000	12,556,000
Ayr Town Center	20%	Jun 2015	5.5%	7,127,000	7,225,000	5.6%	7,087,000	7,178,000
Fieldstone Marketplace	20%	Jul 2014	5.4%	18,375,000	18,647,000	6.0%	18,013,000	18,210,000
Meadows Marketplace	20%	Nov 2016	5.6%	10,214,000	10,333,000	5.6%	10,214,000	10,333,000
Parkway Plaza	20%	May 2017	5.5%	14,300,000	14,300,000	5.5%	14,300,000	14,300,000
Pennsboro Commons	20%	Mar 2016	5.5%	10,815,000	10,949,000	5.5%	10,815,000	10,949,000
Scott Town Center	20%	Aug 2015	5.5%	8,572,000	8,669,000	4.9%	8,740,000	8,865,000
Spring Meadow Shoppping Center	20%	Nov 2014	5.5%	12,507,000	12,698,000	5.9%	12,334,000	12,493,000
Stonehedge Square	20%	Jul 2017	6.2%	8,700,000	8,700,000	6.2%	8,700,000	8,700,000

				103,233,000	104,323,000		102,612,000	103,584,000
PCP Joint Venture:
New London Mall	40%	Apr 2015	6.1%	26,011,000	26,009,000	4.9%	27,365,000	27,365,000
San Souci Plaza	40%	Dec 2016	6.2%	27,200,000	27,200,000	6.2%	27,200,000	27,200,000

				53,211,000	53,209,000		54,565,000	54,565,000
Other:
CVS at Naugatuck	50%	Nov 2019	5.3%	2,415,000	2,450,000	5.3%	2,415,000	2,450,000

Total Consolidated Joint Ventures				158,859,000	159,982,000		159,592,000	160,599,000

Total fixed-rate mortgages		5.4 years	5.8%	602,608,000	606,108,000		601,671,000	604,677,000

		[weighted average]
Variable-rate mortgages:
Shore Mall	100%	Sep 2011	5.9%	20,994,000	21,000,000
Upland Square	60%	Sep 2011	2.5%	62,577,000	61,181,000

Total variable-rate mortgages		1.2 years	3.4%	83,571,000	82,181,000

		[weighted average]
Total mortgages		4.9 years	5.5%	686,179,000	688,289,000

		[weighted average]
Secured revolving credit facilties:
Stabilized property facility	100%	Jan 2012	5.5%	23,535,000	187,985,000
Development property facility (a)	100%	Jun 2011	2.5%	102,911,000	69,700,000

		1.3 years	3.1%	126,446,000	257,685,000

		[weighted average]
Total debt		4.2 years	5.1%	$812,625,000	$945,974,000

		[weighted average]
Pro rata share of consolidated debt				$696,905,000	$829,393,000

Mortgage loans payable — Cedar/RioCan joint venture:
Blue Mountain Commons	20%	Jul 2015	5.0%	$17,711,000	$—
Columbus Crossing	20%	Jun 2014	6.8%	16,907,000	16,880,000
Creekview Plaza	20%	Oct 2015	4.8%	14,432,000	—
Exeter Commons	20%	Aug 2020	5.3%	29,966,000	—
Franklin Village	20%	Nov 2011	4.8%	42,845,000	43,500,000
Loyal Plaza	20%	Jun 2011	7.2%	12,447,000	12,615,000
Monroe Marketplace	20%	Oct 2015	4.8%	23,095,000	—
New River Valley	20%	Oct 2015	4.8%	15,163,000	—
Pitney Road Valley	20%	Oct 2015	4.8%	6,080,000	—
Shaw’s Plaza	20%	Mar 2014	6.0%	14,200,000	14,023,000
Stop & Shop Plaza	20%	Apr 2017	6.2%	7,020,000	7,000,000
Sunset Crossing	20%	Jul 2015	5.0%	4,247,000	—
Sunrise Plaza	20%	Oct 2015	4.8%	13,728,000	—
Town Square Plaza	20%	Jul 2015	5.0%	10,963,000	—

Total mortgages loans payable — Cedar/RioCan joint venture				$228,804,000	$94,018,000

Pro rata share of total debt (managed properties)				$742,666,000	$848,197,000

Mortgage loans payable — discontinued operations:

Carrollton Discount Drug Mart Plaza	100%	Dec 2016	5.6%	$—	$2,343,000
Long Reach Village	100%	Mar 2014	5.7%	4,626,000	4,690,000
Pondside Plaza	100%	May 2015	5.6%	—	1,157,000
Powell Discount Drug Mart	100%	May 2015	5.2%	—	4,265,000

Mortgage loans payable — discontinued operations				$4,626,000	$12,455,000

CEDAR SHOPPING CENTERS, INC.
Debt Summary (Continued)
As of Sep 30, 2010

Consolidated Properties
Maturity	Pro rata share of		Pro rata share of			Secured
schedule	Scheduled Amortization		Ballon Payments			revolving
by year	Company	JV Partners	Company		JV Partners	credit facilities (a)	Total

2010	$1,865,000	$180,000	$—		$—	$—	$2,045,000
2011	7,958,000	1,102,000	83,577,000	(b)	—	102,911,000	195,548,000
2012	8,922,000	1,268,000	29,638,000		—	23,535,000	63,363,000
2013	8,000,000	1,462,000	54,945,000		—	—	64,407,000
2014	6,467,000	1,334,000	89,422,000		22,571,000	—	119,794,000
2015	4,812,000	957,000	83,807,000		36,783,000	—	126,359,000
2016	3,748,000	486,000	80,657,000		31,275,000	—	116,166,000
2017	2,261,000	151,000	67,072,000		17,184,000	—	86,668,000
2018	1,643,000	41,000	18,972,000		—	—	20,656,000
2019	1,210,000	34,000	5,630,000		892,000	—	7,766,000
Thereafter	6,042,000	—	3,811,000		—	—	9,853,000

	$52,928,000	$7,015,000	$517,531,000		$108,705,000	$126,446,000	$812,625,000

Cedar/RioCan Joint Venture
Maturity	Pro rata share of		Pro rata share of		Secured
schedule	Scheduled Amortization		Ballon Payments		revolving
by year	Company	JV Partner	Company	JV Partner	credit facilities (a)	Total

2010	$93,000	$377,000	$—	$—	$—	$470,000
2011	399,000	1,598,000	11,157,000	44,629,000	—	57,783,000
2012	512,000	2,049,000	—	—	—	2,561,000
2013	542,000	2,166,000	—	—	—	2,708,000
2014	522,000	2,086,000	5,941,000	23,763,000	—	32,312,000
2015	386,000	1,545,000	19,411,000	77,642,000	—	98,984,000
2016	134,000	537,000	—	—	—	671,000
2017	124,000	494,000	1,271,000	5,085,000	—	6,974,000
2018	124,000	494,000	—	—	—	618,000
2019	130,000	521,000	—	—	—	651,000
Thereafter	79,000	317,000	4,936,000	19,740,000	—	25,072,000

	$3,045,000	$12,184,000	$42,716,000	$170,859,000	$—	$228,804,000

Total Consolidated and Unconsolidated (Managed Properties)
Maturity	Pro rata share of		Pro rata share of			Secured
schedule	Scheduled Amortization		Ballon Payments			revolving
by year	Company	JV Partners	Company		JV Partners	credit facilities (a)	Total

2010	$1,958,000	$557,000	$—		$—	$—	$2,515,000
2011	8,357,000	2,700,000	94,734,000	(b)	44,629,000	102,911,000	253,331,000
2012	9,434,000	3,317,000	29,638,000		—	23,535,000	65,924,000
2013	8,542,000	3,628,000	54,945,000		—	—	67,115,000
2014	6,989,000	3,420,000	95,363,000		46,334,000	—	152,106,000
2015	5,198,000	2,502,000	103,218,000		114,425,000	—	225,343,000
2016	3,882,000	1,023,000	80,657,000		31,275,000	—	116,837,000
2017	2,385,000	645,000	68,343,000		22,269,000	—	93,642,000
2018	1,767,000	535,000	18,972,000		—	—	21,274,000
2019	1,340,000	555,000	5,630,000		892,000	—	8,417,000
Thereafter	6,121,000	317,000	8,747,000		19,740,000	—	34,925,000

	$55,973,000	$19,199,000	$560,247,000		$279,564,000	$126,446,000	$1,041,429,000

(a)
The Company has the option to extend the stabilized property and development property credit facilities, which are due in January 2012 and June 2011, respectively, for one year beyond those respective dates.

(b)	Incudes $62,577,000 of property-specific construction financing due in September 2011 as to which the Company has a one-year extension option.

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar
Balance Sheet Information

			Mortgage
	Partners’	Real estate,	loans	Other assets/	Equity (a)
	percent	net	payable	liabilities,	Partners	Cedar (b)	Total
Consolidated		As of Sep 30, 2010
Homburg	80%	$148,684,767	$(103,231,740)	$7,111,145	$51,499,952	$1,064,220	$52,564,172
PCP (c)	60%	70,465,928	(53,210,898)	(2,573,649)	8,764,044	5,917,336	14,681,381
WP Realty (d )	25%	19,049,571	—	(648,275)	3,938,288	14,463,008	18,401,296
Fameco I (e)	40%	83,052,603	(62,576,677)	5,304,809	1,048,000	24,732,734	25,780,734
Fameco II (f)	40%	41,920,446	—	(6,473,275)	—	35,447,172	35,447,172
Hirshland (g)	40%	10,944,986	—	2,335,041	(81,472)	13,361,499	13,280,028
Other	50%	2,690,626	(2,415,273)	241,353	68,578	448,128	516,706

		$376,808,927	$(221,434,588)	$5,297,150	$65,237,391	$95,434,097	$160,671,489

Unconsolidated
Cedar/RioCan (h)	80%	$399,325,143	$(228,805,858)	9,909,439	$142,244,640	$38,184,084	$180,428,724

Consolidated		As of Jun 30, 2010
Homburg	80%	$149,680,832	$(103,591,953)	$7,503,955	$52,393,045	$1,199,789	$53,592,834
PCP (c)	60%	71,631,534	(53,134,532)	(2,511,195)	9,548,936	6,436,871	15,985,807
WP Realty (d )	25%	19,136,079	—	(891,063)	3,975,103	14,269,914	18,245,017
Fameco I (e)	40%	83,214,297	(62,546,782)	4,751,025	1,048,000	24,370,539	25,418,539
Fameco II (f)	40%	41,849,185	—	(7,153,243)	—	34,695,942	34,695,942
Hirshland (g)	40%	10,836,209	—	2,241,243	(81,472)	13,158,924	13,077,453
Other	50%	2,708,282	(2,427,993)	250,767	73,561	457,495	531,056

		$379,056,419	$(221,701,261)	$4,191,489	$66,957,172	$94,589,475	$161,546,647

Unconsolidated
Cedar/RioCan (h)	80%	$195,179,001	$(93,339,964)	6,740,006	$87,109,960	$21,469,083	$108,579,043

Consolidated		As of March 31, 2010
Homburg	80%	$150,542,032	$(103,947,265)	$6,394,163	$52,047,391	$941,539	$52,988,929
PCP (c)	60%	70,766,816	(53,228,308)	183,347	10,382,428	7,339,427	17,721,855
WP Realty (d )	25%	19,224,941	—	(913,381)	3,997,473	14,314,087	18,311,559
Fameco I (e)	40%	83,337,257	(62,269,919)	4,064,329	1,048,000	24,083,667	25,131,667
Fameco II (f)	40%	41,372,049	—	(6,961,172)	—	34,410,878	34,410,878
Hirshland (g)	40%	10,712,274	—	2,176,940	(81,472)	12,970,685	12,889,213
Other	50%	2,725,938	(2,440,539)	1,071,143	310,007	1,046,535	1,356,542

		$378,681,307	$(221,886,031)	$6,015,368	$67,703,827	$95,106,816	$162,810,644

Unconsolidated
Cedar/RioCan (h)	80%	$139,246,683	$(60,308,603)	10,465,285	$71,380,829	$18,022,536	$89,403,365

Consolidated		As of December 31, 2009
Homburg	80%	$151,553,929	$(104,322,664)	$5,319,807	$51,628,864	$922,208	$52,551,072
PCP (c)	60%	71,227,029	(53,162,425)	(445,482)	10,285,730	7,333,393	17,619,123
WP Realty (d )	25%	19,334,674	—	(881,012)	4,037,521	14,416,141	18,453,662
Fameco I (e)	40%	83,858,133	(61,181,294)	2,782,406	1,048,000	24,411,245	25,459,245
Fameco II (f)	40%	40,387,784	(1,325,000)	(7,872,678)	—	31,190,106	31,190,106
Hirshland (g)	40%	10,611,487	—	2,063,052	(81,472)	12,756,011	12,674,540
Other	50%	2,743,593	(2,450,000)	1,112,585	309,358	1,096,820	1,406,178

		$379,716,630	$(222,441,384)	$2,078,678	$67,228,002	$92,125,923	$159,353,925

Unconsolidated
Cedar/RioCan (h)	80%	$41,130,809	$—	2,045,016	$34,537,683	$8,638,142	$43,175,825

Consolidated		As of September 30, 2009
Homburg	80%	$152,411,609	$(104,681,906)	$5,453,523	$52,118,924	$1,064,303	$53,183,226
PCP (c)	60%	71,544,934	(53,095,078)	(161,658)	11,076,079	7,212,119	18,288,198
WP Realty (d )	25%	19,447,601	—	(888,743)	4,038,318	14,520,539	18,558,857
Fameco I (e)	40%	82,154,353	(57,511,607)	447,978	1,048,000	24,042,724	25,090,724
Fameco II (f)	40%	35,780,234	(1,186,095)	(11,321,381)	—	23,272,758	23,272,758
Hirshland (g)	40%	10,537,846	—	1,924,335	(81,472)	12,543,653	12,462,182
Other	50%	2,760,016	—	(1,395,288)	335,785	1,028,943	1,364,728

		$374,636,593	$(216,474,686)	$(5,941,234)	$68,535,634	$83,685,038	$152,220,673

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar
Income Statement Information

		Property-level operations
	Partners’		Operating	Cedar	Net Operat-	Depreciation/	Non-op	Net income	Share of property net income (loss) (a)
	percent	Revenues	expenses	mgt. Fees	ing income	amortization	inc/exp (i)	(loss)	Partners	Cedar (b)
Consolidated		Three months ended Sep 30, 2010
Homburg	80%	$3,857,958	$805,741	$139,931	$2,912,286	$1,137,983	$1,490,483	$283,820	$226,795	$57,025
PCP (c)	60%	1,866,162	613,239	52,429	1,200,493	958,427	890,310	(648,244)	(388,947)	(259,297)
WP Realty (d )	25%	430,269	424,272	—	5,997	136,894	—	(130,896)	(36,815)	(94,082)
Fameco I (e)	40%	1,482,813	373,207	34,520	1,075,086	387,270	335,013	352,803	—	352,803
Fameco II (f)	40%	621,225	127,034	—	494,191	167,278	—	326,913	—	326,913
Hirshland (g)	40%	205,432	46,757	—	158,675	39,208	—	119,467	—	119,467
Other	50%	118,860	51,679	3,606	63,574	17,656	33,215	12,703	5,355	7,348

		$8,582,719	$2,441,929	$230,487	$5,910,303	$2,844,715	$2,749,021	$316,566	$(193,611)	$510,177

Managed Unconsolidated
Cedar/RioCan (h)	80%	$6,811,918	$1,522,620	227,747	$5,061,551	$1,665,214	6,205,352	$(2,809,016)	$(2,243,228)	$(565,788)

Consolidated		Three months ended June 30, 2010
Homburg	80%	$3,906,284	$783,822	$155,689	$2,966,773	$1,055,807	$1,479,027	$431,940	$345,654	$86,286
PCP (c)	60%	2,200,994	478,211	52,588	1,670,196	1,786,012	894,028	(1,009,843)	(421,540)	(588,303)
WP Realty (d )	25%	461,055	419,863	—	41,192	130,672	—	(89,480)	(22,370)	(67,110)
Fameco I (e)	40%	1,455,515	344,525	27,150	1,083,840	479,337	293,429	311,074	—	311,074
Fameco II (f)	40%	488,704	165,318	—	323,386	151,535	—	171,851	—	171,851
Hirshland (g)	40%	192,843	50,516	—	142,328	38,199	—	104,129	—	104,129
Other	50%	125,444	59,857	3,266	62,321	17,656	22,288	22,377	11,219	11,159

		$8,830,839	$2,302,110	$238,692	$6,290,036	$3,659,217	$2,688,772	$(57,952)	$(87,038)	$29,086

Managed Unconsolidated
Cedar/RioCan (h)	80%	$5,160,630	$1,265,762	176,176	$3,718,691	$1,283,375	1,414,724	$1,020,592	$827,137	$193,455

Consolidated		Three months ended March 31, 2010
Homburg	80%	$4,192,250	$992,748	$141,739	$3,057,763	$1,066,819	$1,467,787	$523,157	$418,526	$104,631
PCP (c)	60%	2,096,127	557,142	52,829	1,486,156	535,340	790,902	159,914	95,948	63,966
WP Realty (d )	25%	479,878	510,162	—	(30,284)	129,911	—	(160,195)	(40,049)	(120,147)
Fameco I (e)	40%	1,570,772	368,758	21,030	1,180,984	407,511	276,002	497,471	—	497,471
Fameco II (f)	40%	613,119	176,009	—	437,110	142,119	—	294,992	—	294,992
Hirshland (g)	40%	196,685	41,370	—	155,316	38,199	—	117,117	—	117,117
Other	50%	115,760	51,909	3,266	60,586	17,656	41,633	1,297	648	649

		$9,264,592	$2,698,098	$218,864	$6,347,630	$2,337,554	$2,576,323	$1,433,752	$475,073	$958,679

Managed Unconsolidated
Cedar/RioCan (h)	80%	$3,085,417	$760,246	98,823	$2,226,348	$511,677	$1,123,366	$591,306	$495,189	$96,116

Consolidated		Three months ended December 31, 2009
Homburg	80%	$4,022,542	$830,868	$161,243	$3,030,430	$1,027,536	$1,504,178	$498,716	$413,941	$84,775
PCP (c)	60%	2,091,859	564,937	44,724	1,482,198	230,340	856,044	395,815	53,141	342,674
WP Realty (d )	25%	553,366	422,152	—	131,215	134,306	—	(3,091)	(797)	(2,295)
Fameco I (e)	40%	1,098,404	431,687	16,521	650,197	245,639	207,604	196,953	—	196,953
Fameco II (f)	40%	449,311	62,595	—	386,717	117,921	—	268,795	—	268,795
Hirshland (g)	40%	189,930	42,963	—	146,968	39,192	—	107,776	—	107,776
Other	50%	123,735	62,097	3,266	58,372	17,653	3,573	37,146	18,573	18,573

		$8,529,148	$2,417,298	$225,755	$5,886,095	$1,812,587	$2,571,399	$1,502,110	$484,859	$1,017,251

Managed Unconsolidated
Cedar/RioCan (h)	80%	$282,394	$66,974	7,697	$207,723	$70,773	$27,544	$109,406	$87,525	$21,881

Consolidated		Three months ended September 30, 2009
Homburg	80%	$3,921,964	$735,386	$146,825	$3,039,753	$1,082,349	$1,508,455	$448,948	$343,466	$105,482
PCP (c)	60%	2,042,373	512,483	51,567	1,478,324	661,792	856,048	(39,516)	(23,709)	(15,807)
WP Realty (d )	25%	506,200	400,247	—	105,953	141,400	—	(35,447)	(8,847)	(26,600)
Fameco I (e)	40%	1,570,772	368,758	21,030	1,180,984	407,511	—	773,473	—	773,473
Fameco II (f)	40%	613,119	176,009	—	437,110	142,119	—	294,991	—	294,991
Hirshland (g)	40%	81,392	31,395	—	49,997	11,826	—	38,171	—	38,171
Other	50%	115,760	52,245	3,266	60,249	17,651	—	42,598	21,299	21,299

		$8,851,580	$2,276,522	$222,688	$6,352,370	$2,464,648	$2,364,503	$1,523,219	$332,210	$1,191,009

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar
FFO and NOI Allocations

	Partners’	Share of FFO (a)			Share of NOI (a)
	percent	Partners	Cedar (b)	Total	Partners	Cedar (b)	Total
Consolidated		Three months ended Sep 30, 2010			Three months ended Sep 30, 2010
Homburg	80%	$1,137,442	$284,361	$1,421,803	$2,329,829	$582,457	$2,912,286
PCP (c)	60%	186,110	124,073	310,183	720,296	480,197	1,200,493
WP Realty (d )	25%	1,499	4,498	5,997	1,499	4,498	5,997
Fameco I (e)	40%	—	537,180	537,180	—	1,075,086	1,075,086
Fameco II (f)	40%	—	494,191	494,191	—	494,191	494,191
Hirshland (g)	40%	—	161,435	161,435	—	158,675	158,675
Other	50%	15,180	15,180	30,359	31,787	31,787	63,574

		$1,340,231	$1,620,918	$2,961,149	$3,083,411	$2,826,892	$5,910,303

Managed Unconsolidated
Cedar/RioCan (h)	80%	$(686,281)	$(228,760)	$(915,041)	$4,049,241	$1,012,310	$5,061,551

Consolidated		Three months ended June 30, 2010			Three months ended June 30, 2010
Homburg	80%	$1,190,197	$297,549	$1,487,747	$2,373,419	$593,355	$2,966,773
PCP (c)	60%	465,701	310,467	776,168	1,002,118	668,078	1,670,196
WP Realty (d )	25%	10,298	30,894	41,192	10,298	30,894	41,192
Fameco I (e)	40%	—	552,994	552,994	—	1,083,840	1,083,840
Fameco II (f)	40%	—	323,386	323,386	—	323,386	323,386
Hirshland (g)	40%	—	145,023	145,023	—	142,328	142,328
Other	50%	20,017	20,017	40,033	31,161	31,161	62,321

		$1,686,213	$1,680,330	$3,366,543	$3,416,995	$2,873,041	$6,290,036

Managed Unconsolidated
Cedar/RioCan (h)	80%	$882,496	$220,624	$1,103,119	$2,974,953	$743,738	$3,718,691

Consolidated		Three months ended March 31, 2010			Three months ended March 31, 2010
Homburg	80%	$1,271,981	$317,995	$1,589,976	$2,446,210	$611,553	$3,057,763
PCP (c)	60%	417,153	278,102	695,254	891,694	594,463	1,486,156
WP Realty (d )	25%	(7,571)	(22,713)	(30,284)	(7,571)	(22,713)	(30,284)
Fameco I (e)	40%	—	670,000	670,000	—	1,180,984	1,180,984
Fameco II (f)	40%	—	437,110	437,110	—	437,110	437,110
Hirshland (g)	40%	—	160,833	160,833	—	155,316	155,316
Other	50%	9,476	9,476	18,953	30,293	30,293	60,586

		$1,691,039	$1,850,803	$3,541,842	$3,360,626	$2,987,004	$6,347,630

Managed Unconsolidated
Cedar/RioCan (h)	80%	$882,496	$220,624	$1,103,119	$1,781,079	$445,270	$2,226,348

Consolidated		Three months ended December 31, 2009			Three months ended December 31, 2009
Homburg	80%	$1,221,003	$305,249	$1,526,252	$2,424,344	$606,086	$3,030,430
PCP (c)	60%	375,693	250,460	626,153	889,319	592,879	1,482,198
WP Realty (d )	25%	32,804	98,410	131,214	32,804	98,411	131,215
Fameco I (e)	40%	—	143,750	143,750	—	650,197	650,197
Fameco II (f)	40%	—	142,822	142,822	—	386,717	386,717
Hirshland (g)	40%	—	146,968	146,968	—	146,968	146,968
Other	50%	27,399	27,399	54,799	29,186	29,186	58,372

		$1,656,900	$1,115,058	$2,771,958	$3,375,652	$2,510,443	$5,886,095

Managed Unconsolidated
Cedar/RioCan (h)	80%	$193,722	$41,545	$235,267	$193,722	$41,545	$235,267

Consolidated		Three months ended September 30, 2009			Three months ended September 30, 2009
Homburg	80%	$1,225,038	$306,260	$1,531,298	$2,431,802	$607,951	$3,039,753
PCP (c)	60%	373,365	248,910	622,276	886,994	591,330	1,478,324
WP Realty (d )	25%	26,488	79,465	105,953	26,488	79,465	105,953
Fameco I (e)	40%	—	645,967	645,967	—	645,967	645,967
Fameco II (f)	40%	—	13,875	13,875	—	13,875	13,875
Hirshland (g)	40%	—	114,936	114,936	—	114,936	114,936
Other	50%	36,125	24,125	60,249	30,125	30,125	60,249

		$1,661,016	$1,433,537	$3,094,554	$3,375,410	$2,083,648	$5,459,057

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar
Notes:

(a)
The Partners’ and Cedar’s respective shares of equity, net income and FFO, as presented, differ from amounts calculated using the stated ownership percentages because of non-proportionate initial investments (per the respective joint venture agreements). Equity also includes net receivable/payable balances on open account between joint ventures and wholly-owned entities.

(b)
Includes limited partners’ share. Cedar’s equity in the Homburg joint venture includes the excess of the jont venture partner’s contribution over the underlying net book value of the properties owned prior to their contribution to the joint venture in December 2007.

(c)	Cedar has a 40% interest in two joint ventures formed for the acquisitions of New London Mall and San Souci Plaza in January and Febnruary 2009, respectively.

(d)	Cedar has a 75% interest in a consolidated joint venture formed for the redevelopment/retenanting of a shopping center (Columbia Mall) in Bloombsburg, PA.

(e)
Cedar has a 60% interest in a consolidated joint venture formed for the construction and development of a shopping center (Upland Square) in Pottsgrove, PA, and is to receive a preferred rate of return on its investment, if earned.

(f)
Cedar has a 60% interest in a consolidated joint venture formed for the construction and development of a shopping center (Crossroads II) in Stroudsburg, PA, and is to receive a preferred rate of return on its investment, if earned.

(g)
Cedar has a 60% interest in a consolidated joint venture formed for the acquisition, construction and development of a shopping center (Heritage Crossing) in Limerick, PA and is to receive a preferred rate of return on its investment, if earned.

(h)
Cedar has a 20% interest in an unconsolidated joint venture formed initially for the acquisition of seven properties previously owned by the Company, which the Company continues to manage. The balances at March 31, 2010 and December 31, 2009, respectively, represent the assets and liabilities of the properties transferred prior to those dates; the revenues, expenses and FFO for these properties represent their results of operations subsequent to the dates of their transfers to the joint venture.

(i)
Non-operating income and expense consists principally of interest expense, amortization of financing costs and acquisition transaction costs. With respect to the Cedar/RioCan joint venture, acquisition transaction costs were $3.9 million and $0.6 million for the quarters ended September 30, 2010 and March 31, 2010, respectively. The amount for the September 30, 2010 quarter includes $1.1 million payable to the Company.